EXHIBIT 4.2

                      SRI RECEIVABLES PURCHASE CO., INC.

                                  Transferor

                           SPECIALTY RETAILERS, INC.

                                   Servicer

                                      and

                           BANKERS TRUST (DELAWARE)

                                    Trustee

               on behalf of the Series 1997-1 Certificateholders



                 AMENDED AND RESTATED SERIES 1997-1 SUPPLEMENT

                         Dated as of October 16, 1998

                                      to

             AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                    Dated as of August 11, 1995 and Amended
                      on May 30, 1996 and August 1, 1998



                                   Class A-1
                 Variable Funding Certificates, Series 1997-1

                                   Class B-1
                 Variable Funding Certificates, Series 1997-1

                                   Class B-2
                 Variable Funding Certificates, Series 1997-1

                                   Class C-1

                 Variable Funding Certificates, Series 1997-1


                         SRI RECEIVABLES MASTER TRUST

                               TABLE OF CONTENTS

                                                                           PAGE

SECTION 1.  Designation 1

SECTION 2.  Definitions 1

SECTION 3.  Reassignment Terms      28

SECTION 4.  Delivery and Payment for the Series 1997-1 Variable Funding
            Certificates      29

SECTION 5.  Form of Delivery of Series 1997-1 Variable Funding
            Certificates      29

SECTION 6.  Article IV of Agreement 29

ARTICLE IV:  RIGHTS OF CERTIFICATEHOLDERS ANDALLOCATION AND APPLICATION
             OF COLLECTIONS    29
      Section 4.2       Establishment of Accounts     29
      Section 4.4       Rights of Certificateholders  31
      Section 4.5       Collections and Allocation; Payments on
                        Exchangeable Transferor       Certificate 31
      Section 4.6       Application of Funds on Deposit in the
                        Collection Account for the Certificates      32
      Section 4.7       Coverage of Required Amount and Spread Account
                        for the Series 1997-1 Variable Funding Certificates.  42
      Section 4.8       Payment of Certificate Interest and Other Amounts     45
      Section 4.9       Payment of Certificate Principal    48
      Section 4.10      Investor Charge-Offs    51
      Section 4.11      Shared Principal Collections  52

SECTION 7.  Article V of the Agreement    52

ARTICLE V:  DISTRIBUTIONS AND REPORTS TO INVESTOR CERTIFICATEHOLDERS        52
      Section 5.1       Distributions     52
      Section 5.2       Certificateholders' Statement 55

SECTION 8.        Series 1997-1 Pay Out Events  57

SECTION 9.  Article VI of the Agreement   59
      Section 6.15      Additional Invested Amounts   59

      Section 6.16      Extension   63

SECTION 10. Series 1997-1 Termination     65

SECTION 11. Limitation on Changes in Invested Amount.       65

SECTION 12. Legends; Transfer and Exchange; Restrictions on Transfer of
            Series 1997-1 Variable Funding Certificates; Tax Treatment   65

SECTION 13. Successor Trustee 73

SECTION 14. Notice to Facility Agent      73

SECTION 15. Charge Account Agreements and Credit and Collection Policies    73

SECTION 16. Successor Servicer      74

SECTION 17. Series 1997-1 Investor Exchange; Certificate Defeasance         74

SECTION 18. Ratification of Agreement     75

SECTION 19. Counterparts      75

SECTION 20. GOVERNING LAW     75

SECTION 21. The Trustee 75

SECTION 22. Instructions in Writing 75

SECTION 23. Amendment   76

SECTION 24. Discount Option   76

SECTION 25. Rating Agency Condition 76

EXHIBITS

EXHIBIT A-1       Form of Class A VFC
EXHIBIT A-2       Form of Class B VFC
EXHIBIT A-3       Form of Class B-2 VFC
EXHIBIT A-4       Form of Class C VFC
            EXHIBIT B         Form of Monthly Certificateholders' Statement
            EXHIBIT C         Form of Extension Notice
            EXHIBIT D         Form of Investor Certificateholder Election Notice
            EXHIBIT E         Form of 144A Exchange Note and Certification
            EXHIBIT F         Representation Letter

            THE AMENDED AND RESTATED SERIES 1997-1 SUPPLEMENT, dated as of October 16, 1998 (the "SERIES SUPPLEMENT") by and among SRI RECEIVABLES PURCHASE CO., INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "TRANSFEROR"), SPECIALTY RETAILERS, INC., a corporation organized and existing under the laws of Texas, as Servicer (the "SERVICER"), and BANKERS TRUST (DELAWARE), a banking corporation organized and existing under the laws of the State of Delaware as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "TRUSTEE") under the Amended and Restated Pooling and Servicing Agreement dated as of August 11, 1995, and amended as of May 30, 1996 and as of August 1, 1998 (as it may be amended hereafter, the "AGREEMENT"), among the Transferor, the Servicer and the Trustee.

            The original Series 1997-1 Supplement among the parties hereto was entered into on December 3, 1997 and was amended as of September 28, 1998. This Series Supplement amends and restates in its entirety such original Series 1997-1 Supplement, as heretofore amended.

            Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, one or more Series of Certificates.

            Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

            SECTION 1. DESIGNATION. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "SERIES 1997-1 VARIABLE FUNDING CERTIFICATES." The Series 1997-1 Variable Funding Certificates shall be issued in four Classes, which shall be designated generally as the Class A-1 Variable Funding Certificates, Series 1997-1 (the "CLASS A VFCS" or the "CLASS A CERTIFICATES"), the Class B-1 Variable Funding Certificates, Series 1997-1 (the "CLASS B VFCS" or the "CLASS B CERTIFICATES"), the Class B-2 Variable Funding Certificates, Series 1997-1 (the "CLASS B-2 VFCS" or the "CLASS B-2 CERTIFICATES") and the Class C-1 Variable Funding Certificates, Series 1997-1 (the "CLASS C VFCS" or the "CLASS C CERTIFICATES").

            SECTION 2. DEFINITIONS. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1997-1 Variable Funding Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1997-1 Variable Funding Certificates and no other Series of Certificates issued by the Trust.

            "ACCOUNT CAP" shall mean, with respect to any applicable period, the sum of (i) the Account Cap Base Percentage, (ii) the Account Cap Payment Rate Adjustment Percentage and (iii) the Account Cap Dilution Rate Adjustment Percentage MINUS (iv) the Account Cap Holiday Adjustment Factor.

            The "ACCOUNT CAP BASE PERCENTAGE" for a Determination Date shall mean the percentage specified in column (C) of the Account Cap Base Table that corresponds to the Account Cap Base Effective Level for such Determination Date.

            The "ACCOUNT CAP BASE TABLE" is as follows:

                  -------------------------------------------------------
                      (A)            (B)           (C)           (D)
                    Max ESP       Min ESP        ACBP          Level
                  -------------------------------------------------------
                        n/a          3.00%         0.00%         7
                  -------------------------------------------------------
                        3.00%        2.50          0.50          6
                  -------------------------------------------------------
                        2.50         2.00          1.00          5
                  -------------------------------------------------------
                        2.00         1.50          1.50          4
                  -------------------------------------------------------
                        1.50         1.00          2.00          3
                  -------------------------------------------------------
                        1.00         0.50          2.50          2
                  -------------------------------------------------------
                        0.50         n/a           3.00          1
                  -------------------------------------------------------

            The "ACCOUNT CAP BASE EFFECTIVE LEVEL" shall mean, on any Determination Date, the Account Cap Base Last Month Level calculated on such Determination Date; provided, however, that (i) if the Account Cap Base Last Month Level calculated on such Determination Date is equal to or less than both the Account Cap Base Three Month Level and the Account Cap Base Six Month Level, as calculated on such Determination Date, then the Account Cap Base Effective Level shall mean the lower of such Account Cap Base Three Month Level and such Account Cap Base Six Month Level, or (ii) if the Account Cap Base Last Month Level calculated on such Determination Date is greater than the Account Cap Base Three Month Level calculated on such Determination Date, the Account Cap Base Effective Level shall mean such Account Cap Base Three Month Level.

            The "ACCOUNT CAP BASE LAST MONTH LEVEL" shall mean, on the Initial Determination Date, the Account Cap Base Three Month Level, and on any Determination Date following the Initial Determination Date, the Account Cap Base Effective Level as of the preceding Determination Date.

            The "ACCOUNT CAP BASE SIX MONTH LEVEL" for a Determination Date shall be the level specified in column (D) of the Account Cap Base Table at which the Six Month Excess Spread Percentage calculated on such Determination Date is less than or equal to the percentage specified in column (A) of the Account Cap Base Table but in excess of the percentage specified in column (B) of the Account Cap Base Table.

            The "ACCOUNT CAP BASE THREE MONTH LEVEL" for a Determination Date shall be the level specified in column (D) of the Account Cap Base Table at which the Three Month Excess Spread Percentage calculated on such Determination Date is less than or equal to the percentage specified in column (A) of the Account Cap Base Table but in excess of the percentage specified in column (B) of the Account Cap Base Table.

            The "ACCOUNT CAP DILUTION RATE ADJUSTMENT PERCENTAGE" for a Determination Date shall mean the percentage specified in column (C) of the Account Cap Dilution Rate Table that corresponds to the Account Cap Dilution Rate Effective Level for such Determination Date.

            The "ACCOUNT CAP DILUTION RATE TABLE" is as follows:

                  -------------------------------------------------------
                      (A)            (B)           (C)           (D)
                   Max 12M DR   Min 12M DR      ACDRAP         Level
                  -------------------------------------------------------
                        n/a          4.00%      6.00%             4
                  -------------------------------------------------------
                        4.00%        3.00%      4.00%             3
                  -------------------------------------------------------
                        3.00         2.50       2.00              2
                  -------------------------------------------------------
                        2.50         n/a        0.00              1
                  -------------------------------------------------------

            The "ACCOUNT CAP DILUTION RATE CURRENT LEVEL" for a Determination Date shall be the level specified in column (D) of the Account Cap Dilution Rate Table at which the Twelve Month Dilution Rate calculated on such Determination Date is less than or equal to the percentage specified in column (A) of the Account Cap Dilution Table but in excess of the percentage specified in column
(B) of the Account Cap Dilution Table.

            The "ACCOUNT CAP DILUTION RATE EFFECTIVE LEVEL" shall mean, on any Determination Date, the highest Account Cap Dilution Rate Current Level calculated on any of such Determination Date and the preceding five Determination Dates (or such lesser number of Determination Dates as have occurred since the Series 1997-1 Closing Date).

            "ACCOUNT CAP HOLIDAY ADJUSTMENT FACTOR" shall mean, for a Determination Date related to a December Monthly Period or a January Monthly Period, (i) 0.50%, if the Account Cap Base Percentage would otherwise be 0.50% and if the Default Ratio calculated on such Determination Date is equal to or less than 13.0%, and (ii) zero, otherwise.

            The "ACCOUNT CAP PAYMENT RATE ADJUSTMENT PERCENTAGE" for a Determination Date shall mean the percentage specified in column (C) of the Account Cap Payment Rate Table that corresponds to the Account Cap Payment Rate Effective Level for such Determination Date.

            The "ACCOUNT CAP PAYMENT RATE TABLE" is as follows:

                  -------------------------------------------------------
                      (A)            (B)           (C)           (D)
                    Max PRP       Min PRP       ACPRAP         Level
                  -------------------------------------------------------
                       n/a          10.00%         0.00%         3
                  -------------------------------------------------------
                      10.00%         8.00          1.00          2
                  -------------------------------------------------------
                       8.00          n/a           2.00          1
                  -------------------------------------------------------

            The "ACCOUNT CAP PAYMENT RATE EFFECTIVE LEVEL" shall mean, on the Initial Determination Date, in the Account Cap Payment Rate Three Month Level, and on any Determination Date thereafter, the Account Cap Payment Rate Last Month Level calculated on such Determination Date; provided, however, that (i) if the Account Cap Payment Rate Last Month Level calculated on such Determination Date is equal to or less than both the Account Cap Base Three Month Level and the Account Cap Base Six Month Level, as calculated on such Determination Date, then the Account Cap Payment Rate Effective Level shall mean the lower of such Account Cap Payment Rate Three Month Level and such Account Cap Base Six Month Level, or (ii) if the Account Cap Payment Rate Last Month Level calculated on such Determination Date is greater than the Account Cap Payment Rate Three Month Level calculated on such Determination Date, the Account Cap Payment Rate Effective Level shall mean such Account Cap Payment Rate Three Month Level.

            The "ACCOUNT CAP PAYMENT RATE LAST MONTH LEVEL" shall mean, on any Determination Date following the Initial Determination Date, the Account Cap Payment Rate Effective Level as of the preceding Determination Date.

            The "ACCOUNT CAP PAYMENT RATE SIX MONTH LEVEL" for a Determination Date shall be the level specified in column (D) on the Account Cap Payment Rate Table at which the Six Month Payment Rate Percentage calculated on such Determination Date is less than or equal to the percentage specified in column
(A) of the Account Cap Payment Rate Table but in excess of the percentage specified in column (B) of the Account Cap Payment Rate Table.

            The "ACCOUNT CAP PAYMENT RATE THREE MONTH LEVEL" for a Determination Date shall be the level specified in column (D) of the Account Cap Payment Rate Table at which the Three Month Payment Rate calculated on such Determination Date is less than or equal to the percentage specified in column (A) of the Account Cap Payment Rate

Table but in excess of the percentage specified in column (B) of the Account Cap Payment Rate Table.

            The "ACCOUNT CAP STARTUP CALCULATION RULE" shall be used in calculating the percentages specified in column (A) below using the corresponding inputs specified in column (B) below on any Determination Date (the "relevant Determination Date") on which the number of Determination Dates actually preceding the relevant Determination Date is less than the number of preceding Determination Dates (each, a "requisite Determination Date") specified in the definition of such percentage. In computing such percentage on any such relevant Determination Date, the Servicer shall employ the rate specified in column (C) below for any requisite Determination Date which preceded the Initial Determination Date:

-------------------------------------------------------------------------------
                (A)                             (B)                  (C)
-------------------------------------------------------------------------------
Three Month Excess Spread Percentage Excess Spread Percentage        4.5%
-------------------------------------------------------------------------------
Six Month Excess Spread Percentage   Excess Spread Percentage        4.5%
-------------------------------------------------------------------------------
Three Month Payment Rate Percentage  Payment Rate                   14.0%
-------------------------------------------------------------------------------
Six Month Payment Rate Percentage    Payment Rate                   14.0%
-------------------------------------------------------------------------------
Twelve Month Dilution Rate           Dilution Rate                  1.75%
-------------------------------------------------------------------------------

Thus, for example, on the seventh Determination Date, the Servicer shall compute the Twelve Month Dilution Rate as the quotient of (x) the sum of (i) the actual Dilution Rate for each of such Determination Date and the preceding six Determination Dates and (ii) the product of five and 1.75% divided by (y) twelve.

            "ADDITIONAL CLASS A INVESTED AMOUNT" shall have the meaning specified in Section 6.15 of the Agreement.

            "ADDITIONAL CLASS B INVESTED AMOUNT" shall have the meaning specified in Section 6.15 of the Agreement.

            "ADDITIONAL CLASS B-2 INVESTED AMOUNT" shall have the meaning specified in Section 6.15 of the Agreement.

            "ADDITIONAL CLASS C INVESTED AMOUNT" shall have the meaning specified in Section 6.15 of the Agreement.

            "ADDITIONAL INVESTED AMOUNT" shall have the meaning specified in
Section 6.15 of the Agreement.

            "ADJUSTED INVESTED AMOUNT" shall mean the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount, the Class B-2 Adjustment Investment Amount and the Class C Adjusted Invested Amount.

            "AMORTIZATION PERIOD COMMENCEMENT DATE" shall mean (a) prior to an Extension, the earlier of (i) November 30, 2000 and (ii) the Pay Out Commencement Date and (b) following an Extension, the earlier of (i) the date specified as such in the Extension Notice and (ii) the Pay Out Commencement Date.
            "APPLICABLE MARGIN" shall mean the percentage per annum specified in the relevant Fee Letter, with respect to each Bank Rate Tranche and/or Cost of Funds Rate Tranche of the Class A Invested Amount and/or the Class B Invested Amount, respectively.

            "APPLICABLE RESERVE RATIO" shall mean for the November Monthly Period, the December Monthly Period and the January Monthly Period, 2.0%, and for each other Monthly Period, zero.

            "AVAILABLE SERIES 1997-1 FINANCE CHARGE COLLECTIONS" shall have the meaning specified in subsection 4.6(a).

            "BANK RATE" shall mean a fluctuating rate per annum on any date equal to 1.00% in excess of one-month LIBOR prevailing on the related Rate Determination Date; PROVIDED, HOWEVER, that the Bank Rate shall be calculated on the basis of the actual number of days elapsed in the applicable Interest Accrual Period over a year of 360 days. Changes in the Bank Rate shall take effect immediately upon their occurrence. The Facility Agent will endeavor promptly to notify the Transferor of changes in the Bank Rate.

            "BANK RATE TRANCHE" shall mean a portion of the Class A Principal Balance and the Class B Principal Balance held by any Senior Certificateholder which is a Committed Class A Purchaser or a Committed Class B Purchaser pursuant to the applicable Certificate Purchase Agreement, which shall accrue interest based on the Bank Rate.

            "BUSINESS DAY" shall have the meaning set forth in the Agreement; PROVIDED that as used in the definition of "LIBOR" and "Rate Determination Date," "Business Day" shall mean a day that is both a "Business Day" under the Agreement and a day for dealings by and between banks in Dollar deposits in the London interbank eurodollar markets.

            "CERTIFICATE PURCHASE AGREEMENT" shall mean, with respect to any Class A Certificates, the Class A Certificate Purchase Agreement, with respect to any Class B Certificates, the Class B Certificate Purchase Agreement and with respect to any Class B-2 Certificates, the Class B-2
Certificate Purchase Agreement.

            "CERTIFICATE RATE" shall mean the Class A Certificate Rate, the Class B Certificate Rate, the Class B-2 Certificate Rate or the Class C Certificate Rate, as applicable.

            "CLASS A ADJUSTED INVESTED AMOUNT" shall mean, when used with respect to any Business Day, the Class A Invested Amount MINUS the amount on deposit in the Principal Account allocated to the Class A Certificates.

            "CLASS A AGENT" shall have the meaning specified in the preamble of the Class A Certificate Purchase Agreement.

            "CLASS A CERTIFICATE PURCHASE AGREEMENT" shall mean the Class A Certificate Purchase Agreement, dated as of December 3, 1997 by and among Specialty Retailers, Inc. individually and as the Originator and the Servicer, SRI Receivables Purchase Co., Inc. individually and as the Transferor, Credit Suisse First Boston, New York Branch, as the Class A Agent and the Class A Purchasers, relating to the Class A Certificates.

            "CLASS A CERTIFICATE RATE" shall mean for any day the weighted average of the Tranche Rates with respect to each portion of the Class A Principal Balance outstanding at such time (taking into account whether such rate is calculated on a 360 or 365/6 day basis).

            "CLASS A CERTIFICATEHOLDER" shall mean the Person in whose name a Class A VFC is registered in the Certificate Register.

            "CLASS A CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1997-1 Certificateholders' Interest evidenced by the Class A VFCs.

            "CLASS A DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.6(c)(i).

            "CLASS A FACILITY FEE" shall mean, for any Interest Accrual Period, the amount of "Facility Fees" specified in the Class A Fee Letter as accruing during such Interest Accrual Period.

            "CLASS A FEE LETTER" means the letter agreement dated as of December 3, 1997 among the Class A Agent, the Transferor and the Servicer, as amended from time to time pursuant to the Class A Certificate Purchase Agreement.

            "CLASS A FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account as of the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

            "CLASS A FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the

Class A Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account at the end of the preceding Business Day and (b), with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding on such Business Day used with respect to Principal Collections, to calculate the applicable allocation percentage.

            "CLASS A INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class A Certificates, which is $54,000,000.

            "CLASS A INTEREST" shall have the meaning specified in subsection 4.8(a)(i).

            "CLASS A INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount, PLUS
(b) the aggregate principal amount of any Additional Class A Invested Amounts purchased by the Class A Owners through the end of the preceding Business Day pursuant to Section 6.15, MINUS (c) the aggregate amount of principal payments made to Class A Certificateholders prior to such Business Day, MINUS (d) the aggregate amount of Class A Investor Charge-Offs for all prior Business Days, PLUS (e) the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Business Days pursuant to subsection 4.6(a)(v) for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d).

            "CLASS A INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.10(d).

            "CLASS A INVESTOR PERCENTAGE" shall mean, for any Business Day, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Class A Floating Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Class A Fixed Allocation Percentage.

            "CLASS A OWNER" shall mean a Certificateholder or, with respect to any Class A Certificate held by the Class A Agent or any Person as nominee on behalf of a beneficial owner of such Class A Certificate, the Person that is the beneficial owner of the Class A Invested Amount represented by such Class A Certificate as reflected on the books of such nominee.

            "CLASS A PRINCIPAL BALANCE" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount, PLUS (b) the aggregate principal amount of any Additional Class A Invested Amounts purchased by the Class A Owners through the end of the preceding Business Day pursuant to Section 6.15, MINUS (c) the aggregate amount of principal payments made to Class A Certificateholders prior to such Business Day.

            "CLASS A PURCHASE LIMIT" shall mean (i) $75,000,000 through (but excluding) September 28, 1998, (ii) $150,000,000 from and after September 28, 1998 through (but excluding) April 1, 1999, (iii) $131,250,000 from and after April 1, 1999 through but excluding) October 1, 1999, and (iv) $75,000,000 thereafter.

            "CLASS A PURCHASER" shall have the meaning specified in Section 1.1 of the Class A Certificate Purchase Agreement.

            "CLASS A VFCS" or "CLASS A CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

            "CLASS B ADJUSTED INVESTED AMOUNT" shall mean, when used with respect to any Business Day, the Class B Invested Amount MINUS the amount on deposit in the Principal Account allocated to the Class B Certificates.

            "CLASS B AGENT" shall have the meaning specified in the preamble of the Class B Certificate Purchase Agreement.

            "CLASS B CERTIFICATE PURCHASE AGREEMENT" shall mean the Class B Certificate Purchase Agreement, dated as of December 3, 1997 by and among Specialty Retailers, Inc. individually and as the Originator and the Servicer, SRI Receivables Purchase Co., Inc. individually and as the Transferor, Credit Suisse First Boston, New York Branch as the Class B Agent and the Class B Purchasers, relating to the Class B Certificates.

            "CLASS B CERTIFICATE RATE" shall mean for any day the weighted average of the Tranche Rates with respect to each portion of the Class B Principal Balance outstanding at such time (taking into account whether such rate is calculated on a 360 or 365/6 day basis).

            "CLASS B CERTIFICATEHOLDER" shall mean the Person in whose name a Class B VFC is registered in the Certificate Register.

            "CLASS B CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1997-1 Certificateholders' Interest evidenced by the Class B VFCs.

            "CLASS B DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.6(c)(ii).

            "CLASS B FACILITY FEE" shall mean, for any Interest Accrual Period, the amount of "Facility Fees" specified in the Class B Fee Letter as accruing during such Interest Accrual Period.

            "CLASS B FEE LETTER" means the letter agreement dated as of December 3, 1997 among the Class B Agent, the Transferor and the Servicer, as amended from time to time pursuant to the Class B Certificate Purchase Agreement.

            "CLASS B FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Collections for all Series.
            "CLASS B FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account as of the end of the preceding Business Day and (b) with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding on such Business Day used with respect to Principal Collections to calculate the applicable allocation percentage.

            "CLASS B INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class B Certificates, which is $1,000,000.

            "CLASS B INTEREST" shall have the meaning specified in subsection 4.8(a)(ii).

            "CLASS B INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount, PLUS
(b) the aggregate principal amount of any Additional Class B Invested Amounts purchased by the Class B Owners through the end of the preceding Business Day pursuant to Section 6.15, MINUS (c) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day, MINUS (d) the aggregate amount of Class B Investor Charge-Offs for all prior Business Days, PLUS (e) the aggregate amount allocated with respect to Class B Investor Charge-Offs and Reallocated Class B Principal Collections and available on all prior Business Days pursuant to subsection 4.6(a)(vi) for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) MINUS (f) the amount of Reallocated Class B Principal Collections applied in accordance with subsection 4.7(i).

            "CLASS B INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.10(c).

            "CLASS B INVESTOR PERCENTAGE" shall mean, for any Distribution Date,
(a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Class B Floating

Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Class B Fixed Allocation Percentage.

            "CLASS B OWNER" shall mean a Certificateholder or, with respect to any Class B Certificate held by the Class B Agent or any Person as nominee on behalf of a beneficial owner of such Class B Certificate, the Person that is the beneficial owner of the Class B Invested Amount represented by such Class B Certificate as reflected on the books of such nominee.

            "CLASS B PRINCIPAL BALANCE" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount, PLUS (b) the aggregate principal amount of any Additional Class B Invested Amounts purchased by the Class B Owners through the end of the preceding Business Day pursuant to Section 6.15, MINUS (c) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day.
            "CLASS B PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean the earlier of (a) the Distribution Date in an Amortization Period on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1997-1 Variable Funding Certificates remaining after payments have been made to the Class A VFCs on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a),
12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

            "CLASS B PURCHASE LIMIT" shall mean (i) $7,500,000 through (but excluding) September 28, 1998, (ii) $15,000,000 from and after September 28, 1998 through (but excluding) April 1, 1999, (iii) $13,125,000 from and after April 1, 1999 through (but excluding) October 1, 1999, and (iv) $7,500,000 thereafter.

            "CLASS B PURCHASER" shall have the meaning specified in Section 1.1 of the Class B Certificate Purchase Agreement.

            "CLASS B VFCS" or "CLASS B CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

            "CLASS B-2 ADJUSTED INVESTED AMOUNT" shall mean, when used with respect to any Business Day, the Class B-2 Invested Amount MINUS the amount on deposit in the Principal Account allocated to the Class B-2 Certificates.

            "CLASS B-2 AGENT" shall have the meaning specified in the preamble of the Class B-2 Certificate Purchase Agreement.

            "CLASS B-2 CERTIFICATE PURCHASE AGREEMENT" shall mean the Class B-2 Certificate Purchase Agreement, dated as of October 16, 1998 by and among Specialty Retailers, Inc. individually and as the Originator and the Servicer, SRI Receivables

Purchase Co., Inc. individually and as the Transferor, Credit Suisse First Boston, New York Branch as the Class B-2 Agent and the Class B-2 Purchasers, relating to the Class B-2 Certificates.

            "CLASS B-2 CERTIFICATE RATE" shall have the meaning specified in subsection 2.1(f) of the Class B-2 Certificate Purchase Agreement.

            "CLASS B-2 CERTIFICATEHOLDER" shall mean the Person in whose name a Class B-2 VFC is registered in the Certificate Register.

            "CLASS B-2 CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1997-1 Certificateholders' Interest evidenced by the Class B-2 VFCs.

            "CLASS B-2 DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.6(c)(iii).
            "CLASS B-2 FACILITY FEE" shall mean, for any Interest Accrual Period, the amount of "Commitment Fees" specified in the Class B-2 Fee Letter as accruing during such Interest Accrual Period.

            "CLASS B-2 FEE LETTER" means the letter agreement dated as of October 16, 1998 among the Class B-2 Agent, the Transferor and the Servicer, as amended from time to time pursuant to the Class B-2 Certificate Purchase Agreement.

            "CLASS B-2 FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B-2 Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Collections for all Series.

            "CLASS B-2 FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B-2 Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account as of the end of the preceding Business Day and (b) with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding on such Business Day used with respect to Principal Collections to calculate the applicable allocation percentage.

            "CLASS B-2 INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class B-2 Certificates, which is zero.

            "CLASS B-2   INTEREST"   shall  have  the  meaning   specified   in
subsection 4.8(a)(vii).

            "CLASS B-2 INTEREST ACCRUAL" shall have the meaning specified in subsection 4.6(a)(vii).

            "CLASS B-2 INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B-2 Initial Invested Amount, PLUS (b) the aggregate principal amount of any Additional Class B-2 Invested Amounts purchased by the Class B-2 Owners through the end of the preceding Business Day pursuant to Section 6.15, MINUS (c) the aggregate amount of principal payments made to Class B-2 Certificateholders prior to such Business Day, MINUS (d) the aggregate amount of Class B-2 Investor Charge-Offs for all prior Business Days, PLUS (e) the aggregate amount allocated with respect to Class B-2 Investor Charge-Offs and Reallocated Class B-2 Principal Collections and available on all prior Business Days pursuant to subsection 4.6(a)(viii) for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) MINUS (f) the amount of Reallocated Class B-2 Principal Collections applied in accordance with subsection 4.7(h).

            "CLASS B-2 INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.10(b).

            "CLASS B-2 INVESTOR PERCENTAGE" shall mean, for any Distribution Date, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Class B-2 Floating Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Class B-2 Fixed Allocation Percentage.

            "CLASS B-2 OWNER" shall mean a Certificateholder or, with respect to any Class B-2 Certificate held by the Class B-2 Agent or any Person as nominee on behalf of a beneficial owner of such Class B-2 Certificate, the Person that is the beneficial owner of the Class B-2 Invested Amount represented by such Class B-2 Certificate as reflected on the books of such nominee.

            "CLASS B-2 PRINCIPAL BALANCE" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B-2 Initial Invested Amount, PLUS (b) the aggregate principal amount of any Additional Class B-2 Invested Amounts purchased by the Class B-2 Owners through the end of the preceding Business Day pursuant to Section 6.15, MINUS (c) the aggregate amount of principal payments made to Class B-2 Certificateholders prior to such Business Day.

            "CLASS B-2 PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean the earlier of (a) the Distribution Date in an Amortization Period on which the Class A Invested Amount and the Class B Invested Amount is each paid in full or, if there are no Principal Collections allocable to the Series 1997-1 Variable Funding Certificates remaining after payments have been made to the Class A VFCs and the Class B VFCs on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount is paid in full and (b) the

Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

            "CLASS B-2 PURCHASE LIMIT" shall mean (i) $10,000,000 through and including December 24, 1998 and (ii) zero thereafter.

            "CLASS B-2 PURCHASER" shall have the meaning specified in Section
1.1 of the Class B-2 Certificate Purchase Agreement.

            "CLASS B-2 VFCS" or "CLASS B-2 CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

            "CLASS C ADJUSTED INVESTED AMOUNT" shall mean, when used with respect to any Business Day, the Class C Invested Amount MINUS the amount on deposit in the Principal Account allocated to the Class C Certificates.

            "CLASS C CERTIFICATEHOLDER" shall mean the Person in whose name a Class C VFC is registered in the Certificate Register.

            "CLASS C CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1997-1 Certificateholders' Interest evidenced by the Class C VFCs.

            "CLASS C CERTIFICATE RATE" shall mean 0%.

            "CLASS C DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.6(c)(iv).

            "CLASS C FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent to a fraction, the numerator of which is the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account at the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Collections for all Series.

            "CLASS C FLOATING ALLOCATION PERCENTAGE" shall mean with respect to any Business Day the percentage equivalent to a fraction, the numerator of which is the Class C Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account at the end of the preceding Business Day and (b) with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding on such Business Day used with respect to Principal Collections to calculate the applicable allocation percentage.

            "CLASS C INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class C Certificates, which is $17,000,000.

            "CLASS C INTEREST" shall mean, with respect to any day of the Interest Accrual Period, an amount equal to the aggregate amount of interest that has accrued over such period at the Class C Certificate Rate on the Class C Principal Balance, as of the close of business on the day immediately preceding such day of the Interest Accrual Period.

            "CLASS C INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount, PLUS
(b) the aggregate principal amount of any Additional Class C Invested Amounts purchased by the Class C Certificateholders through the end of the preceding Business Day pursuant to Section 6.15, MINUS (c) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day, MINUS (d) the aggregate amount of Class C Investor Charge-Offs for all prior Business Days, PLUS (e) the aggregate amount allocated with respect to Class C Investor Charge-Offs and Reallocated Class C Principal Collections and available on all prior Business Days pursuant to subsection 4.6(a)(ix) for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) MINUS (f) the amount of Reallocated Class C Principal Collections applied in accordance with subsection 4.7(g).

            "CLASS C PRINCIPAL BALANCE" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount, PLUS (b) the aggregate principal amount of any Additional Class C Invested Amounts purchased by the Class C Certificateholders through the end of the preceding Business Day pursuant to Section 6.15, MINUS (c) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day.

            "CLASS C INVESTOR CHARGE-OFFS" shall have the meaning specified in subsection 4.10(a).

            "CLASS C INVESTOR PERCENTAGE" shall mean, for any Business Day, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Class C Floating Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Class C Fixed Allocation Percentage.

            "CLASS C PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean the earlier of (a) the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount (and if any Class B-2 Certificates were theretofore outstanding, the Class B-2 Invested Amount) is paid in full or, if there are no Principal Collections allocable to the Series 1997-1 Investor Certificates remaining after payments have been made to the Class A Certificates and the Class B Certificates (and, if applicable, the Class B-2 Certificates) on such Distribution Date, the Distribution Date following the

Distribution Date on which the Class A Invested Amount and the Class B Invested Amount (and, if applicable, the Class B-2 Invested Amount) is paid in full and
(b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a), 12.1 and 12.2 of the Agreement and
Section 3 of this Series Supplement.

            "CLASS C VFCS" or "CLASS C CERTIFICATES" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

            "COMMITTED CLASS A PURCHASER" shall have the meaning specified in
Section 1.1 of the Class A Certificate Purchase Agreement.

            "COMMITTED CLASS B PURCHASER" shall have the meaning specified in
Section 1.1 of the Class B Certificate Purchase Agreement.

            "COMMITMENT" shall have the meaning specified in subsection 1.1 of the Class A Certificate Purchase Agreement, in subsection 1.1 of the Class B Certificate Purchase Agreement or in subsection 1.1 of the Class B-2 Certificate Purchase Agreement, as the case may be, which means, in general, with respect to any Class A or Class B Committed Purchaser or Class B-2 Purchaser, a commitment to purchase a portion of the Class A Invested Amount, the Class B Invested Amount or the Class B-2 Invested Amount, as the case may be, pursuant to the provisions of the Class A Certificate Purchase Agreement, the Class B Certificate Purchase Agreement or the Class B-2 Certificate Purchase Agreement, as the case may be, to which such committed purchaser is a party.

            "COMMITMENT PERCENTAGE" shall have the meaning specified in Section
1.1 of the Class A Purchase Agreement, the Class B Purchase Agreement or the Class B-2 Purchase Agreement, as applicable.

            "COST OF FUNDS RATE" shall mean, for a Noncommitted Class A Purchaser or a Noncommitted Class B Purchaser (a "NONCOMMITTED PURCHASER") and an Interest Accrual Period the sum of (a) the daily average for each day during such Interest Accrual Period of the weighted average of the following rates for such Noncommitted Purchaser:

                        (i) to the extent that for such day such Noncommitted
                  Purchaser has allocated its CP Notes which are then outstanding to its purchase or maintenance of the outstanding Class A Principal Balance or Class B Principal Balance (as applicable, the "INVESTOR PRINCIPAL BALANCE") or accrued and unpaid interest thereon ("ALLOCATED CP Notes"), the rate of interest per annum (or if more than one rate, the weighted average of the per annum rates) borne on such day by all Allocated CP Notes; PROVIDED that if any such rate (or rates) is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum; PROVIDED FURTHER that such rates shall in each case be adjusted, as necessary, to give effect to commercial paper dealer or placement agent commissions, discounts and similar fees and costs which are allocated by such Noncommitted Purchaser to Allocated CP Notes, and

                        (ii) to the extent that for such day such Noncommitted
                  Purchaser has not allocated its CP Notes which are then outstanding to its purchase or maintenance of the outstanding Investor Principal Balance or accrued and unpaid interest thereon, the Bank Rate, plus (b) if (i) such Noncommitted Purchaser has on any date during or prior to such Interest Accrual Period received a payment of principal in respect of the Investor Principal Balance or assigned all or any portion of its interest in the Investor Principal Balance (the date of any such payment or assignment, a "PRINCIPAL REDUCTION DATE"), in either case in an amount in excess of the principal component of Allocated CP Notes maturing on such Principal Reduction Date, and (ii) Allocated CP Notes (or a portion thereof) which were allocated by such Noncommitted Purchaser to its purchase or maintenance of the repaid or assigned portion of Investor Principal Balance remain outstanding during such Interest Accrual Period, an amount equal to the excess, if any, of (A) such Noncommitted Purchaser's aggregate interest cost (determined in accordance with clause (a)(i) above) of such Allocated CP Notes (or such portion thereof) during such Interest Accrual Period, over (B) the net earnings received by such Noncommitted Purchaser during such Interest Accrual Period from investing the proceeds of such reduction or assignment of such portion of the Investor Principal Balance, such excess expressed as a per annum percentage of the daily average Principal Balance owed to such Noncommitted Purchaser during such Interest Accrual Period; PROVIDED that if on the last day of an Interest Accrual Period no Investor Principal Balance is owed to such Noncommitted Purchaser, the amount described in clause (A) above shall also include such Noncommitted Purchaser's aggregate interest cost (determined in accordance with clause (a)(i) above) of such Allocated CP Notes (or such portion thereof) after such Interest Accrual Period and prior to latest maturity date of such Allocated CP Notes, and the amount described in clause (B) above shall include the net earnings such Noncommitted Purchaser estimates in good faith that it will receive after such Interest Accrual Period and prior to latest maturity date of such Allocated CP Notes from investing the proceeds of such reduction or assignment of such portion of the Investor Principal Balance. The Cost of Funds Rate for a Noncommitted Purchaser and an Interest Accrual Period shall be determined in good faith by such Noncommitted Purchaser and notice thereof shall be given to the Servicer by such Noncommitted Purchaser (or the Facility Agent on its behalf) not later than the last day of such Interest Accrual Period.

            "COST OF FUNDS RATE TRANCHE" shall mean a portion of the Class A Principal Balance or the Class B Principal Balance held by an Class A Owner which is a Noncommitted Class A Purchaser or a Noncommitted Class B Purchaser pursuant to the relevant Certificate Purchase Agreement, as the case may be, which shall accrue interest based on the Cost of Funds Rate.

            "CP NOTE" shall mean any commercial paper note issued by any Noncommitted Purchaser.

            "CSFB CORPORATE BASE RATE" shall mean, for any day, the higher of
(i) the base commercial lending rate per annum announced from time to time by Credit Suisse First Boston, New York Branch, in New York in effect on such day, or (ii) the interest rate per annum quoted by Credit Suisse First Boston, New York Branch, at approximately 11:00 a.m., New York City time, on such day, to dealers in the New York Federal funds market for the overnight offering of Dollars by Credit Suisse First Boston, New York Branch plus one-half of one percent (0.50%). (The CSFB Corporate Base Rate is not intended to represent the lowest rate charged by Credit Suisse First Boston, New York Branch, for extensions of credit.)

            "DAILY REQUIRED AMOUNT" shall mean, for any Business Day, the amount, if any, by which (x) for such Business Day, the sum of the amounts described in subsections 4.6(a)(i) through (ii) and (iv) through (xi) PLUS the Class A Floating Allocation Percentage of the amount described in subsection 4.6(a)(iii) PLUS the Class B Floating Allocation Percentage of the amount described in subsection 4.6(a)(iii) PLUS the Class B-2 Floating Allocation Percentage of the amount described in subsection 4.6(a)(iii) exceeds (y) the Finance Charge Collections available for application thereto pursuant to subsection 4.6(a) on any Business Day.

            "DECEMBER MONTHLY PERIOD" means the Monthly Period in each Fiscal Year ending on the Sunday closest to the last calendar day of December in such Fiscal Year.
            "DEFAULT RATIO" shall mean, for a Monthly Period, the percentage obtained by (i) dividing (a) the aggregate Default Amounts in all Accounts of the Trust during such Monthly Period, by (b) the aggregate amount of the Principal Receivables of the Trust outstanding as of the beginning of such Monthly Period and (ii) adjusting to a per annum equivalent.

            "DEFEASANCE   ACCOUNT"   shall  have  the  meaning   specified   in
subsection 17(b) hereof.

            "DETERMINATION DATE" shall mean the second Business Day prior to each Distribution Date.

            "DILUTION" with respect to a Receivable shall mean any downward adjustment of such Receivable because of a rebate, refund, unauthorized charge or billing error to an Obligor, because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, or if the Servicer otherwise adjusts downward the amount of any receivable without receiving Collections therefor or without changing of such amount as uncollectible.

            "DILUTION RATE" shall mean, with respect to a Determination Date, a rate obtained by dividing (a) the aggregate amount of Dilution with respect to Receivables during the related Monthly Period, by (b) the total amount of the Receivables then outstanding as of the beginning of such Monthly Period.

            "DISTRIBUTION DATE" shall mean (i) each Monthly Distribution Date, and (ii) any date on which payments are received in the Defeasance Account. A Distribution Date shall relate to the Monthly Period and the Interest Accrual Period that ended prior to such Distribution Date and to the Determination Date immediately preceding such Distribution Date.

            "EARLY AMORTIZATION PERIOD" shall mean the period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.1 of the Agreement or (ii) the Series 1997-1 Termination Date.

            "ELECTION NOTICE" shall have the meaning specified in subsection 6.16(a).

            "ENHANCEMENT" shall mean, with respect to the Class A Certificates, the subordination of the Class B Invested Amount, the Class B-2 Invested Amount and the Class C Invested Amount to the Class A Invested Amount and the reallocation of funds from the Spread Account to cover shortfalls in amounts owing in respect of the Class A VFCs; and with respect to the Class B VFCs, the subordination of the Class B-2 Invested Amount and the Class C Invested Amount to the Class A Invested Amount and the Class B Invested Amount and the reallocation of funds from the Spread Account to cover shortfalls in amounts owing in respect of the Class B VFCs; and with respect to the Class B-2 VFCs, the subordination of the Class C Invested Amount to the Class A Invested Amount, the Class B Invested Amount and the Class B-2 Invested Amount and the reallocation of funds from the Spread Account to cover shortfalls in amounts owing in respect of the Class B-2 VFCs .

            "EXCESS FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsections 4.6(a)(xii), 4.7(f) (clause FIRST thereof) and 4.8(a)(xiii) initially allocated to the Series 1997-1 Variable Funding Certificates but available for the purposes specified in such subsections, or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1997-1 Variable Funding Certificates.

            "EXCESS SPREAD BASE RATE" shall mean, with respect to a Monthly Period, the higher of (x) the per annum percentage equal to the sum of (i) the result of (a) the sum of Class A Interest, Class B Interest and Program Fees which have accrued on the Class A VFCs and the Class B VFCs for the Interest Accrual Period related to such Monthly Period divided by (b) the sum of (1) the weighted average Class A Invested Amount, (2) the weighted average Class B Invested Amount and (3) the product of 0.25 and the sum of (A) the weighted average Class B-2 Invested Amount and (B) the weighted average Class C Invested Amount, each during such Interest Accrual Period, and (ii) only if SRI or its Affiliate is not the Servicer during such Monthly Period, the Series Servicing Fee Percentage, and (y) the per annum percentage equal to the sum of (i) the result of (a) the sum of Class A Interest, Class B Interest, the Class B-2 Interest, and Program Fees which have accrued on the Class A VFCs, the Class B VFCs and the Class B-2 VFCs for the Interest Accrual Period related to such Monthly Period divided by (b) the sum of (1) the weighted average Class A Invested Amount, (2)
the weighted average Class B Invested Amount, (3) the weighted average Class B-2 Invested Amount and (4) the weighted average Class C Invested Amount, each during such Interest Accrual Period, and (ii) only if SRI or its Affiliate is not the Servicer during such Monthly Period, the Series Servicing Fee Percentage.

            "EXCESS SPREAD PERCENTAGE" shall mean, with respect to any Monthly Period, a per annum percentage equal to the remainder of (a) the Trust Portfolio Yield for such Monthly Period MINUS the Excess Spread Base Rate for such Monthly Period.

            "EXITING CLASS A PURCHASER" shall have the meaning specified in subsection 4.6(e).

            "EXITING CLASS B PURCHASER" shall have the meaning specified in subsection 4.6(e).

            "EXITING   PURCHASER"   shall  have  the   meaning   specified   in
subsection 4.6(e).

            "EXITING PURCHASERS' ALLOCATION PERCENTAGE" shall mean, with respect to all Exiting Purchasers on any Business Day, a percentage designated by the Transferor which shall (i) not be less than the percentage equivalent of a fraction, the numerator of which is the aggregate Adjusted Invested Amount of all such Exiting Purchasers on such Business Day, and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Equalization Account as of the end of the preceding Business Day and (b) the aggregate Invested Amount of all Series then outstanding on such Business Day (or, for any Series which is then in an Amortization Period, its Invested Amount as of the end of its Revolving Period) and (ii) not be greater than 100%.

            "EXTENSION" shall mean the procedure by which the Investor Certificateholders consent to the extension of the Revolving Period to the new Amortization Period Commencement Date set forth in the Extension Notice, pursuant to Section 6.16.

            "EXTENSION DATE" shall mean November 30, 2000 or if an Extension has already occurred, the date of the next Extension Date set forth in the Extension Notice relating to the Extension then in effect (or, if any such date is not a Business Day, the next preceding Business Day).

            "EXTENSION NOTICE" shall have the meaning specified in subsection 6.16(a) of the Agreement.

            "EXTENSION   OPINION"   shall  have  the   meaning   specified   in
subsection 6.16(a) of the Agreement.

            "EXTENSION TAX OPINION" shall have the meaning specified in subsection 6.16(a) of the Agreement.

            "FACILITIES COSTS" shall mean, for any Interest Accrual Period, an amount, as notified in writing by the Facility Agent to the Transferor, the Servicer and the Trustee on or prior to the related Determination Date, equal to all amounts owing by the Transferor under the applicable Certificate Purchase Agreement, including Program Fees but excluding those fees and other costs covered by the calculation of the Cost of Funds Rate.

            "FACILITY AGENT" shall mean the agent from time to time serving as the Facility Agent under the Certificate Purchase Agreements.

            "FEE LETTER" means, with respect to the Class A Certificateholders' Interest, the Class A Fee Letter, with respect to the Class B
Certificateholders' Interest, the Class B Fee Letter, and with respect to the Class B-2 Certificateholders' Interest, the Class B-2 Fee Letter.

            "FIXED ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account as of the end of the last day of the Revolving Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series in their Revolving Periods on such Business Day or, with respect to any Series in its Amortization Period, for each Class to which principal is being allocated for payment on such Business Day.

            "FLOATING ALLOCATION PERCENTAGE" shall mean for any Business Day the sum of the applicable Class A Floating Allocation Percentage, Class B Floating Allocation Percentage, Class B-2 Floating Allocation Percentage and Class C Floating Allocation Percentage for such Business Day.

            "INITIAL DETERMINATION DATE" shall mean January 13, 1998.

            "INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Investor Certificates.

            "INITIAL MONTHLY DISTRIBUTION DATE" shall mean January 15, 1998.

            "INTEREST ACCRUAL" shall have the meaning specified in subsection 4.6(a)(i).

            "INTEREST ACCRUAL PERIOD" shall mean, with respect to a related Distribution Date, the period from and including the Determination Date related to the immediately preceding Distribution Date to but excluding the Determination Date preceding the related Distribution Date; PROVIDED, however, that the initial Interest Accrual Period will run from and including the Series 1997-1 Closing Date to but excluding the Initial Determination Date; and PROVIDED, FURTHER, that a final Interest Accrual Period will run from the Determination Date preceding the final Distribution Date to but excluding the final Distribution Date. An Interest Accrual Period shall relate to the Monthly Period that has the same related Distribution Date.

            "INTEREST ACCRUAL RATE" shall mean, with respect to an Interest Accrual Period, a per annum rate equal to LIBOR with respect to such Interest Accrual Period PLUS 0.50%.

            "INTEREST/PROGRAM FEE SHORTFALL" shall mean, with respect to a Determination Date, the amount, if any, by which (x) the sum of (i) the aggregate amount of unpaid interest which will have accrued on the Class A VFCs and the Class B VFCs as of such Determination Date and (ii) the aggregate unpaid Program Fees with respect to Class A VFCs and Class B VFCs which will have accrued as of such Determination Date and (iii) all unpaid interest which will have accrued on unpaid amounts described in clause (i) or (ii) above as of such Determination Date exceeds (y) the amount of funds that will have been set aside in the Interest Funding Account as of the related Transfer Date pursuant to subsections 4.6(a)(i) through (ii).

            "INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the Class B-2 Invested Amount as of such Business Day and (d) the Class C Invested Amount as of such Business Day.

            "INVESTED AMOUNT CHANGE" shall have the meaning specified in Section 11 below.

            "INVESTOR CERTIFICATEHOLDERS" shall mean all of the Holders of record of Investor Certificates of Series 1997-1.

            "INVESTOR CERTIFICATES" shall mean the Class A VFCs, the Class B VFCs, the Class B-2 VFCs and the Class C VFCs.

            "INVESTOR CHARGE-OFFS" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class B-2 Investment Charge-Offs and Class C Investor Charge-Offs.

            "INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount for such Business Day and the Floating Allocation Percentage applicable for such Business Day.

            "INVESTOR PERCENTAGE" shall mean for any Business Day, (a) with respect to Finance Charge Collections and Receivables in Defaulted Accounts at any time or Principal Collections during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Collections during the Amortization Period, the Fixed Allocation Percentage.

            "JANUARY MONTHLY PERIOD" means the Monthly Period in each Fiscal Year ending on the Sunday closest to the last calendar day of January in such Fiscal Year.

            "LIBOR" shall mean, for an Interest Accrual Period, the rate obtained by dividing (x) the offered rate for deposits in United States Dollars having an one-month maturity period which appears on the Dow Jones Telerate System, page 3750, as of 11:00 a.m. London time on the related Rate Determination Date by (y) a percentage equal to one minus the stated maximum rate (stated as a decimal) of all reserves required to be maintained against "Eurocurrency Liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any bank to United States residents). In the event the rate specified in clause (x) shall not be provided, "LIBOR" shall mean (a) the arithmetic average (rounded upwards to the nearest 1/16th of l%) of the rates at which deposits in United States dollars are offered to four reference banks selected by the Facility Agent in the interbank eurodollar market at approximately 11:00 a.m. (London time) on the Rate Determination Date divided by (b) the percentage specified in clause (y) above.

            "MAXIMUM SPREAD ACCOUNT AMOUNT" shall have the meaning specified in subsection 4.2(g).

            "MEASURING PERIOD" shall mean, with respect to any day, the period from (i) the later of (a) the Series 1997-1 Closing Date and (b) the first day of the eleventh Monthly Period preceding the Monthly Period in which such day occurs through (ii) such day.

            "MINIMUM TRANSFEROR PERCENTAGE" shall mean the Applicable Reserve Ratio.

            "MONTHLY ADJUSTED REQUIRED AMOUNT" shall mean, with respect to a Determination Date, the sum of (i) the Monthly Required Amount (after giving effect to allocations on such Determination Date pursuant to subsection 4.7(f)) and (ii) the amount by which the sum of the amounts described in subsections 4.6(a)(xiii) and (xiv) exceeds the amount of Finance Charge Collections available for application thereto on such Determination Date (after making the applications described in Section 4.7(b)).

            "MONTHLY DISTRIBUTION DATE" shall mean the Initial Monthly Distribution Date and fifteenth day of each calendar month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

            "MONTHLY PERIOD" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1997-1 Variable Funding Certificates shall begin on and include the Series 1997-1 Closing Date and shall end on and include December 28, 1997.

            "MONTHLY REQUIRED AMOUNT" shall mean, with respect to a Determination Date, the amount, if any, by which (x) for such Determination Date, the sum of the amounts described in subsections 4.6(a)(iv) through (xi), PLUS the Class A Floating Allocation Percentage of the amount described in subsection 4.6(a)(iii), PLUS the Class B Floating Allocation Percentage of the amount described in subsection 4.6(a)(iii), PLUS the Class B-2 Floating Allocation Percentage of the amount described in subsection 4.6(a)(iii), PLUS any Interest/Program Fee Shortfall exceeds (y) the Finance Charge Collections available for application thereto pursuant to subsection 4.6(a) on such Determination Date (after making the applications described in Section 4.7(b)).

            "NET BORROWED EXCESS SPREAD AMOUNT" shall mean, on any Business Day during a Monthly Period, the excess, if any, of (x) the cumulative amounts of Excess Finance Charge Collections from other Series which, pursuant to subsection 4.7(b), have been allocated to the Series 1997-1 Variable Funding Certificates on such Business Day and on each prior Business Day during such Monthly Period over (y) the cumulative amounts of Available Series 1997-1 Finance Charge Collections which, pursuant to subsection 4.6(a)(xii), have been allocated to other Series on such Business Day and on each prior Business Day during such Monthly Period.

            "NONCOMMITTED CLASS A PURCHASER" shall have the meaning specified in
Section 1.1 of the Class A Certificate Purchase Agreement.

            "NONCOMMITTED CLASS B PURCHASER" shall have the meaning specified in
Section 1.1 of the Class B Certificate Purchase Agreement.

            "NONEXTENDING CLASS A PURCHASER" shall have the meaning specified in
Section 1.1 of the Class A Certificate Purchase Agreement.

            "NONEXTENDING CLASS B PURCHASER" shall have the meaning specified in
Section 1.1 of the Class B Certificate Purchase Agreement.

            "PARTIAL AMORTIZATION AMOUNT" shall mean, as of any date, the smallest amount that, if distributed to the Senior Certificateholders on such date, would result in (x) (i) the sum of the Class A Principal Balance and the Class B Principal Balance on such date not being greater than (ii) the sum of the Class A Purchase Limit plus the Class B Purchase Limit on such date, and (y) the Class B-2 Principal Balance on such date not being greater than the Class B-2 Purchase Limit on such date.

            "PAY OUT COMMENCEMENT DATE" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1997-1 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

            "PAYMENT RATE" shall mean for any Monthly Period the percentage obtained by dividing the aggregate amount of Principal Collections during such Monthly Period by the aggregate amount of Principal Receivables outstanding as of the beginning of such Monthly Period.

            "PORTFOLIO CORRECTION AMOUNT" shall mean the smallest amount which, if distributed to certificateholders of the Trust in reduction of the aggregate invested amount of all certificates upon the occurrence of a Portfolio Imbalance Event, would result in compliance with the percentage limitation in the definition of Portfolio Imbalance Event the violation of which gave rise to such Portfolio Imbalance Event.

            "PORTFOLIO CORRECTION DISTRIBUTION DATE" shall mean the first Distribution Date following the occurrence of a Portfolio Imbalance Event.

            "PORTFOLIO IMBALANCE EVENT" shall mean an event which will occur if, on the last day of any Monthly Period occurring during the Revolving Period (the "MEASUREMENT DAY"), (a) on each of such day and the last day of each of the preceding eleven consecutive Monthly Periods, (i) the amount of all Cash Equivalents and other amounts on deposit in the Equalization Account exceeded 25% of (ii) the sum of all Principal Receivables and Cash Equivalents and other amounts on deposit in the Equalization Account on each such day, or (b) on each of the measurement day and the last day of the preceding Monthly Period, (i) the amount of all Cash Equivalents and other amounts on deposit in the Equalization Account exceeded 45% of (ii) the sum of all Principal Receivables and Cash Equivalents and other amounts on deposit in the Equalization Account on each such day. All such amounts shall be calculated after giving effect to all amounts to be distributed on the Distribution Date following the last day of the applicable Monthly Period.

            "PRINCIPAL DISTRIBUTION DATE" shall mean (i) each Business Day during the Revolving Period on which the Transferor elects, upon not less than one Business Day's notice to the Facility Agent, to repay principal on the Investor Certificates, (ii) each Business Day on which the Transferor elects to make payments to Exiting Purchasers pursuant to subsection 4.9(c), (iii) the Business Day following each day during the Revolving Period on which the Partial Amortization Amount in respect of the Class A VFCs or the Class B VFCs exceeds zero and there are funds on deposit in the Principal Funding Account in an amount equal to or greater than $1,000,000, in respect of the aggregate of Class A VFCs and Class B VFCs, or, if such Partial Amortization Amount in respect of the aggregate of Class A VFCs and Class B VFCs is then less than $1,000,000, in an amount equal to or greater than such Partial Amortization Amount, and (iv) the Business Day following each day during the Revolving Period on which the

Partial Amortization Amount in respect of the Class B-2 VFCs exceeds zero and there are funds on deposit in the Principal Funding Account in an amount equal to or greater than $500,000 or, if such Partial Amortization Amount is then less than $500,000, in an amount equal to or greater than such Partial Amortization Amount.

            "PRINCIPAL SHORTFALLS" shall mean on any Business Day (x) for the Series 1997-1 Variable Funding Certificates, the Adjusted Invested Amount of each class of Senior Certificates then receiving principal payments after the application of Principal Collections on such Business Day or (y) for any other Series, the amounts specified as such in the Supplement for such other
Series.

            "PROGRAM FEES" shall mean, for any Interest Accrual Period, the sum of (a) the Class A Facility Fee for such Interest Accrual Period, (b) the Class B Facility Fee for such Interest Accrual Period (c) the Class B-2 Facility Fee for such Interest Accrual Period and (d) the Utilization Fee for such Interest Accrual Period.

            "PURCHASE DATE" shall mean any Business Day on which the purchase of an Additional Invested Amount is to occur pursuant to Section 6.15 of the Agreement.

            "RATE DETERMINATION DATE" shall mean, with respect to any Interest Accrual Period, the second Business Day before the first day of such Interest Accrual Period.

            "RATING AGENCY" shall mean each of Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, and Moody's Investors Service, Inc.

            "REALLOCATED CLASS B PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.7(i).

            "REALLOCATED CLASS B-2 PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.7(h).

            "REALLOCATED CLASS C PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.7(g).

            "RELEASED SPREAD ACCOUNT AMOUNT" shall have the meaning specified in subsection 4.2(h).

            "REPAYABLE SERVICING FEE AMOUNT" shall mean, for any Business Day of a Monthly Period, only if SRI or its Affiliate is the Servicer, an amount equal to the aggregate amounts distributed to the Servicer in respect of the Servicing Fee pursuant to subsection 4.6(a)(xv) for any preceding Business Day during such Monthly Period.

            "REQUIRED CLASS A PURCHASERS" and "REQUIRED CLASS A OWNERS" shall have the respective meanings specified in Section 1.1 of the Class A Certificate Purchase Agreement.

            "REQUIRED CLASS B PURCHASERS" and "REQUIRED CLASS B OWNERS" shall have the respective meanings specified in Section 1.1 of the Class B Certificate Purchase Agreement.

            "REVOLVING PERIOD" shall mean the period from and including the Series 1997-1 Closing Date to, but not including, the Amortization Period Commencement Date.

            "SCHEDULED   SERIES  1997-1   TERMINATION   DATE"  shall  mean  the
December, 2003 Distribution Date.

            "SENIOR CERTIFICATEHOLDER" shall mean the Person in whose name a Class A VFC, a Class B VFC or a Class B-2 VFC is registered in the Certificate Register.

            "SENIOR CERTIFICATES" shall mean the Class A Certificates, the Class B Certificates and the Class B-2 Certificates.

            "SERIES 1997-1" shall mean the Series of the SRI Receivables Master Trust represented by the Series 1997-1 Variable Funding Certificates.

            "SERIES 1997-1 CERTIFICATEHOLDER" shall mean the holder of record of any Series 1997-1 Variable Funding Certificate.

            "SERIES 1997-1 CERTIFICATEHOLDERS' INTEREST" shall have the meaning specified in Section 4.4.

            "SERIES 1997-1 CLOSING DATE" shall mean December 3, 1997.

            "SERIES 1997-1 PAY OUT EVENT" shall have the meaning specified in
Section 8.

            "SERIES 1997-1 PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.6(d).

            "SERIES 1997-1 TERMINATION DATE" shall mean the earlier to occur of
(i) the day after the Distribution Date on which the Series 1997-1 Variable Funding Certificates are paid in full, or (ii) the Scheduled Series 1997-1 Termination Date.

            "SERIES SERVICING FEE PERCENTAGE" shall mean 2.0%.

            "SERVICING FEE" shall mean, for any Monthly Period, an amount equal to the product of (i) one-twelfth, (ii) the Series Servicing Fee Percentage and
(iii) the Adjusted Invested Amount as of the preceding Record Date, or, in the case of the first Distribution Date, the Initial Invested Amount.

            "SERVICING FEE ACCRUAL" shall mean, for any Business Day of a Monthly Period, an amount equal to the product of (i) the number of days elapsed from the Business Day immediately preceding such Business Day and (ii) the quotient of (x) the Servicing Fee for such Monthly Period divided by (y) the number of days in such Monthly Period.

            "SHARED PRINCIPAL COLLECTIONS" shall mean, as the context requires, either (a) the amount allocated to the Series 1997-1 Variable Funding Certificates which, in accordance with subsection 4.6(d) or 4.9(g), may be applied in accordance with subsection 4.3(e) of the Agreement or (b) the amounts allocated to the investor certificates (other than Transferor Retained Certificates) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1997-1 Variable Funding Certificates.

            "SIX MONTH EXCESS SPREAD PERCENTAGE" shall mean, for any Determination Date, the arithmetic average of the Excess Spread Percentages calculated on such Determination Date and the five preceding Determination Dates (calculated utilizing the Account Cap Start-up Calculation Rule).

            "SIX MONTH PAYMENT RATE PERCENTAGE" shall mean, for any Determination Date, the arithmetic average of the Payment Rates calculated on such Determination Date and the five preceding Determination Dates (calculated utilizing the Account Cap Start-up Calculation Rule).

            "SPREAD ACCOUNT" shall have the meaning specified in subsection 4.2(f).

            "STORED EXCESS FINANCE CHARGE COLLECTIONS" shall mean (i) with respect to any Business Day, the Finance Charge Collections that are designated as such pursuant to subsection 4.6(a)(xvi) and (ii) with respect to any Transfer Date, the cumulative amount of Finance Charge Collections designated as such during the related Monthly Period.

            "TERMINATION PAYMENT DATE" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled Series 1997-1 Termination Date.

            "THREE MONTH EXCESS SPREAD PERCENTAGE" shall mean, for any Determination Date, the arithmetic average of the Excess Spread Percentages calculated on such Determination Date and the two preceding Determination Dates (calculated utilizing the Account Cap Start-up Calculation Rule).

            "THREE MONTH PAYMENT RATE PERCENTAGE" shall mean, for any Determination Date, the arithmetic average of the Payment Rates calculated on such Determination Date and the two preceding Determination Dates (calculated utilizing the Account Cap Start-up Calculation Rule).

            "TRANCHE" shall mean a Cost of Funds Rate Tranche or a Bank Rate Tranche.

            "TRANCHE RATE" shall mean the interest rate applicable to each portion of the Class A Principal Balance and the Class B Principal Balance, which shall be, with respect to any Cost of Funds Rate Tranche, the Cost of Funds Rate applicable thereto and with respect to any Bank Rate Tranche, the Bank Rate applicable thereto.

            "TRANSFEROR FINANCE CHARGE COLLECTIONS" shall mean on any Business Day the product of (a) the Finance Charge Collections for such Business Day, (b) the Transferor Percentage and (c) the Floating Allocation Percentage.

            "TRANSFEROR RETAINED CERTIFICATES" shall mean investor certificates of any Series, including the Class C VFCs, which the Transferor is required to retain, but only for so long as the Transferor is the Holder of such Certificates.

            "TRUST BASE RATE" shall mean, with respect to a Monthly Period, the per annum percentage equal to the sum of (i) the Interest Accrual Rate for the Interest Accrual Period related to such Monthly Period and (ii) the Series Servicing Fee Percentage only if SRI or its Affiliate is not the Servicer during such Monthly Period.

            "TRUST PORTFOLIO YIELD" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is an amount equal to the result, for all days during such Monthly Period, of (i) the aggregate Finance Charge Collections, MINUS (ii) the aggregate Discount Option Receivables Collections, MINUS (iii) the aggregate Default Amounts and (b) the denominator of which is the aggregate amount of Principal Receivables outstanding as of the beginning of the Monthly Period.

            The "TWELVE MONTH DILUTION RATE" shall mean, for any Determination Date, the arithmetic average of the Dilution Rates calculated on such Determination Date and the eleven preceding Determination Dates (calculated utilizing the Account Cap Start-up Calculation Rule).

            "UTILIZATION FEE" shall mean an amount, payable on each Distribution Date in the amount calculated as provided in Section 2.3(a) of each Certificate Purchase Agreement.

            "VFC ADDITIONAL INVESTED AMOUNT" shall mean an Additional Invested Amount (as defined in Section 6.15 of the Agreement).

            SECTION 3. REASSIGNMENT TERMS. (a) The Senior Certificates shall be subject to repurchase by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Class B-2 Invested Amount is reduced to an amount less than or equal to 10% of the sum of the highest combined Class A Invested Amount, Class B Invested Amount and Class B-2 Invested Amount at any time during the Revolving Period. The deposit required in connection with any such repurchase and final distribution shall be equal to the sum of the Class A Principal Balance Invested Amount, the Class B Invested Amount and the Class B-2 Invested Amount PLUS any accrued and unpaid interest on such Certificates PLUS any accrued and unpaid Facilities Costs PLUS any accrued and unpaid interest on unpaid interest on Senior Certificates or unpaid Facilities Costs through the day prior to the Distribution Date on which the final distribution occurs. The deposit required to be made in connection with a sale or repurchase of the Receivables as set forth in sections 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement shall, unless otherwise specified in the Agreement, be equal to the sum of the Class A Invested Amount and the Class C Invested Amount plus any accrued and unpaid interest on unpaid interest on Senior Certificates or unpaid Facilities Costs PLUS any accrued and unpaid interest on unpaid interest on Senior Certificates or unpaid Facilities Costs through the day prior to the Distribution Date on which the final distribution occurs.

      (b) Each Certificateholder, by accepting and holding such Certificate or interest therein, will be deemed to have represented and warranted that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(c)(1) of the Internal Revenue Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

            SECTION 4. DELIVERY AND PAYMENT FOR THE SERIES 1997-1 VARIABLE FUNDING CERTIFICATES. The Transferor shall execute and deliver the Series 1997-1 Variable Funding Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1997-1 Variable Funding Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

            SECTION 5. FORM OF DELIVERY OF SERIES 1997-1 VARIABLE FUNDING CERTIFICATES. The Class A VFCs, the Class B VFCs, the Class B-2 VFCs and the Class C VFCs shall be delivered as Registered Certificates as provided in
Section 6.1 of the Agreement.

            SECTION 6. ARTICLE IV OF AGREEMENT. Sections 4.l, 4.2 (a) through
(e) and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2(a) through
(e) and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Variable Funding Certificates:

                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

            SECTION 4.2  ESTABLISHMENT OF ACCOUNTS.

            (F) THE SPREAD ACCOUNT. The Servicer, for the benefit of the Senior Certificateholders, shall cause to be established and maintained in the name of the Trustee, with an office or branch of a Qualified Institution (including Bankers Trust Company), a segregated trust account for the Series 1997-1 (the "SPREAD ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Senior Certificateholders. The Servicer shall give written notice to the Trustee of the location and account number of the Spread Account and shall notify the Trustee in writing prior to any subsequent change thereof. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the Senior Certificateholders. The Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trust for the benefit of the Senior Certificateholders, without recourse, all of its right, title and interest in, to and under:

                  (i) the Spread Account, all funds, and all investment property, certificates and instruments, if any, from time to time representing or evidencing or held in the Spread Account;

                  (ii) all investments of amounts on deposit in the Spread Account from time to time and all investment property, certificates and instruments, if any, from time to time representing or evidencing such investments;

                  (iii) all notes, certificates of deposit, investment property and other instruments from time to time hereafter delivered to or otherwise possessed by the Trustee for and on behalf of the Transferor in substitution for or in addition to any of the then existing Spread Account property;

                  (iv) all interest, dividends, cash, investment property, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the existing Spread Account property; and

                  (v) all additional property designated as being Spread Account property that may from time to time hereafter be assigned or pledged to the Trustee for the benefit of the Series 1997-1 Certificateholders hereunder by the Transferor or by any Person on the Transferor's behalf.

            (G) MAXIMUM SPREAD ACCOUNT AMOUNT. On each Determination Date, the Servicer shall compute the Account Cap and the Maximum Spread Account Amount. The Account Cap determined pursuant to the previous sentence will, except as specified in the proviso to the following sentence, be in effect from and including the related Distribution Date to but excluding the next subsequent Distribution Date. The maximum amount required to be held on deposit in the Spread Account (the "MAXIMUM SPREAD ACCOUNT AMOUNT") shall be zero until the Initial Determination Date and on any day thereafter shall equal the product of
(i) the Account Cap established on the most recent Determination Date and (ii) the Invested Amount as of such day; PROVIDED, HOWEVER, that on or after the occurrence of a Series 1997-1 Pay Out Event, the Maximum Spread Account Amount for any day shall equal (i) the sum of the Class A Principal Balance, the Class B Principal Balance and the Class B-2 Principal Balance on such day, MINUS (ii) the amount of the available funds in the Principal Account as of such day after giving effect to all deposits pursuant to subsection 4.6(a)(xiii).

            (H) DEPOSITS INTO AND WITHDRAWALS FROM THE SPREAD ACCOUNT. On each Business Day, the Servicer shall instruct the Trustee to withdraw funds from the Collection Account in the amount specified in subsection 4.6(a)(xiii) and deposit them into the Spread Account and to withdraw from the Spread Account such amounts as are specified in subsection 4.7(d) to be withdrawn from the Spread Account and to deposit or pay such amounts as provided in subsection 4.7(d). On any Business Day, the Transferor may (but shall have no obligation to) deposit additional funds into the Spread Account. On any Purchase Date, the Servicer may cause a portion of the proceeds of the sale of Additional Invested Amount to be deposited into the Spread Account in satisfaction of the condition precedent in Section 3.2(e) of each Certificate Purchase Agreement. On any Business Day, the Servicer may instruct the Trustee to withdraw any excess, of the funds available in the Spread Account over the Maximum Spread Account Amount applicable to such Business Day from the Spread Account and pay such funds (the "RELEASED SPREAD ACCOUNT AMOUNT") to the Transferor. Funds shall be withdrawn from the Spread Account and applied as provided in Section 4.7(d). Such Related Spread Account Amount shall be treated on the next succeeding Business Day as Available Series 1997-1 Finance Charge Collections and the Transferor shall make the Released Spread Account Amount available to the Trustee on such succeeding Business Day (to the extent that other services of Available Series 1997-1 Finance Charge collections are insufficient for the uses described in subsection 4.6(a)). Funds in the Spread Account shall be invested at the direction of the Servicer in Cash Equivalents that mature at or prior to the time required by the Agreement or the Series 1997-1 Supplement. Any earnings on such invested funds shall be deposited and held in the Spread Account and applied in the same manner and priority as other amounts therein.

            SECTION 4.4 RIGHTS OF CERTIFICATEHOLDERS. The Series 1997-1 Variable Funding Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1997-1 Variable Funding Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed Allocation Percentage (as applicable from time to time) of Collections available in the Collection

Account, (b) funds allocable to the Series 1997-1 Variable Funding Certificates on deposit in the Equalization Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the Spread Account and the Distribution Account (for such Series, the "SERIES 1997-1 CERTIFICATEHOLDERS' INTEREST"). The Class B Invested Amount, the Class B-2 Invested Amount and the Class C Invested Amount shall be subordinated to the Class A VFCs, the Class B-2 Invested Amount and the Class C Invested Amount shall be subordinated to the Class A VFCs and the Class B VFCs, and the Class C Invested Amount shall be subordinated to the Class A VFCs, the Class B VFCs and the Class B-2 VFCs, in each case to the extent provided in this Article IV.

            SECTION 4.5 COLLECTIONS AND ALLOCATION; PAYMENTS ON EXCHANGEABLE TRANSFEROR CERTIFICATE.

                  (A) COLLECTIONS. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Equalization Account allocable to the Series 1997-1 Variable Funding Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account, the Spread Account and the Distribution Account maintained for this Series, as described in this Article IV.

                  (B) PAYMENTS TO THE HOLDER OF THE EXCHANGEABLE TRANSFEROR CERTIFICATE. On each Business Day, the Servicer shall determine whether a Series 1997-1 Pay Out Event is deemed to have occurred with respect to the Series 1997-1 Variable Funding Certificates, and the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate as follows:

            (i) For each Business Day with respect to the Revolving Period, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to the product of the Class C Floating Allocation Percentage and the amount of Principal Collections on such Business Day (net of any Reallocated Class C Principal Collections on such Business Day).

            (ii) For each Business Day with respect to the Amortization Period prior to the Business Day on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to the product of the Class C Fixed Allocation Percentage and the amount of Principal Collections on such Business Day.

            (iii) For each Business Day on and after the day on which Principal Collections are being deposited in the Principal Account pursuant to subsections 4.6(c)(i), (ii) and (iii), the amount of payments made to the Holder of the

      Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

            Notwithstanding the foregoing, amounts payable to the Holders of the Exchangeable Transferor Certificate pursuant to subsection 4.5(b)(i) or (ii) shall instead be deposited in the Equalization Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

            The allocations to be made pursuant to this subsection 4.5(b) also apply to deposits into the Collection Account that are treated as Principal Collections, including Adjustment Payments, payment of the reassignment price pursuant to subsection 2.4(e) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2(a),
12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement, such deposits to be treated as Collections and will be allocated as Finance Charge Receivables or Principal Receivables as provided in the Agreement.

            SECTION 4.6 APPLICATION OF FUNDS ON DEPOSIT IN THE COLLECTION ACCOUNT FOR THE CERTIFICATES.

            (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of (x) the sum of (i) the Floating Allocation Percentage of Finance Charge Collections available in the Collection Account, (ii) amounts released from the Spread Account pursuant to subsection 4.2(h) and (iii) investment earnings on amounts on deposit in the Principal Account (the "AVAILABLE SERIES 1997-1 FINANCE CHARGE COLLECTIONS"), the amounts required to be withdrawn from the Collection Account, pursuant to subsections 4.6(a)(i) through 4.6(a)(xvi).

                  (i) INTEREST ACCRUAL. On each Business Day during an Interest Accrual Period except for any Transfer Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account to the extent of the Available Series 1997-1 Finance Charge Collections for such Business Day, and deposit into the Interest Funding Account, an amount equal to the amount accrued since the preceding Business Day on the sum of the Class A Principal Balance and the Class B Principal Balance at the Interest Accrual Rate in effect for such Interest Accrual Period (the "INTEREST ACCRUAL") plus any Interest Accrual due with respect to any prior Business Day but not previously deposited in the Interest Funding Account. On each Transfer Date immediately following an Interest Accrual Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account to the extent of the Available Series 1997-1 Finance Charge Collections for such Transfer Date, and deposit into the Interest Funding Account, an amount which, when aggregated with amounts on deposit therein on such Transfer Date, shall equal to the amount of interest and Program Fees which are payable to the Senior Certificateholders on such Transfer Date pursuant to subsections 4.8(a)(i) through (iv).

                  (ii) ADDITIONAL INTEREST ON UNPAID CLASS A INTEREST, CLASS B INTEREST AND PROGRAM FEES. On each Business Day during an Interest Accrual Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i), and deposit into the Interest Funding Account for distribution on the next Distribution Date as provided in Section 4.8(a), the sum of (1) additional interest at the CSFB Corporate Base Rate for interest that has accrued on interest that was payable pursuant to subsection 4.8(a)(i) but was not previously paid to the Class A Certificateholders, (2) additional interest at the CSFB Corporate Base Rate on Program Fees payable to Class A Certificateholders pursuant to subsection 4.8(a)(iii) but that were not previously paid to such Class A Certificateholders, (3) additional interest at the CSFB Corporate Base Rate for interest that has accrued on interest that was payable pursuant to subsection 4.8(a)(ii) but was not previously paid to the Class B Certificateholders and (4) additional interest at the CSFB Corporate Base Rate on Program Fees due and payable to Class B Certificateholders pursuant to subsection 4.8(a)(iv) but that were not previously paid to such Class B Certificateholders.

                  (iii) SERVICING FEE. On each Business Day on which SRI or an Affiliate of SRI is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) and (ii), an amount equal to the excess of (1) the Servicing Fee Accrual for such Business Day plus any unpaid Servicing Fees from prior Interest Accrual Periods over
      (2) any amounts with respect thereto previously distributed to the Servicer during the relevant Interest Accrual Period.

                  (iv) INVESTOR DEFAULT AMOUNT. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (iii), an amount equal to the sum of (1) the aggregate Investor Default Amount for such Business Day PLUS (2) the unpaid Investor Default Amount for any previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, (B) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (C) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, deposited in the Principal Account for payment to the Class B

      Certificateholders on the next Distribution Date, (D) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount and Class B Invested Amount has been made and on and prior to the day on which an amount equal to the Class B-2 Invested Amount is deposited in the Principal Account, deposited in the Principal Account for payment to the Class B-2 Certificateholders on the next Distribution Date, and (E) on and after such deposit to the Principal Account with respect to the Class B-2 Invested Amount has been made, paid to the Class C Certificateholders.

                  (v) REIMBURSEMENT OF CLASS A INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (iv), an amount equal to the unreimbursed Class A Investor Charge-Offs, such amount (A) during the Revolving Period to be treated as Shared Principal Collections, and (B) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date.

                  (vi) REIMBURSEMENT OF CLASS B INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (v), an amount equal to the sum of the unreimbursed Class B Investor Charge-Offs and the unreimbursed Reallocated Class B Principal Collections, such amount, (A) during the Revolving Period, to be treated as Shared Principal Collections, (B) during the Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, and (C) during the Amortization Period, on and after the day on which such deposit has been made, to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date.

                  (vii) CLASS B-2 INTEREST ACCRUAL AND CLASS B-2 FACILITY FEE ACCRUAL. On each Business Day during an Interest Accrual Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account, to the extent of any Available Series 1997-1 Finance Charge Collections for such Business Day remaining after giving effect to the withdrawals and deposits pursuant to subsection 4.6(a)(i) through (vi), an amount equal to the sum of (1) the amount accrued since the preceding Business Day on the Class B-2 Principal Balance at the Class B-2 Certificate Rate in effect (the "CLASS B-2 INTEREST ACCRUAL"), plus (2) any Class B-2 Interest Accrual due with respect to any prior Business Day but not previously deposited in the Interest Funding Account, plus (3) additional interest at the Class B-2 Certificate Rate plus 2.0% for interest that has accrued on interest that was payable pursuant to subsection 4.8(a)(vii) but was not previously paid to the Class B-2 Certificateholders, plus (4) additional interest at the Class B-2 Certificate Rate plus 2.0% on Program Fees due and payable to Class B-2 Certificateholders pursuant to subsection 4.8(a)(viii) but that were not previously paid to such Class B-2 Certificateholders, plus (5) the amount of Class B-2 Facility Fees accrued since the preceding Business Day (the "CLASS B-2 FACILITY ACCRUAl"), plus (6) any Class B-2 Facility Accrual due with respect to any prior Business Day but not previously deposited in the Interest Funding Account.

                  (viii) REIMBURSEMENT OF CLASS B-2 INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals and deposits pursuant to subsection 4.6(a)(i) through (vii), an amount equal to the sum of the unreimbursed Class B-2 Investor Charge-Offs and the unreimbursed Reallocated Class B-2 Principal Collections, such amount, (A) during the Revolving Period, to be treated as Shared Principal Collections, (B) during the Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (C) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Investor Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date, and (D) on and after the day of such deposit to the Principal Account with respect to Class B Invested Amount has been made, to be paid to the Class B-2 Certificateholders directly or through depositing to the Principal Account in accordance with the instructions given by the Class B-2 Certificateholders.

                  (ix) REIMBURSEMENT OF CLASS C INVESTOR CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the

      Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals and deposits pursuant to subsections 4.6(a)(i) through (viii), an amount equal to the sum of the unreimbursed Class C Investor Charge-Offs and the unreimbursed Reallocated Class C Principal Collections, such amount, (A) during the Revolving Period, to be treated as Shared Principal Collections, (B) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (C) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for Payment to the Class B Certificateholders on the next Distribution Date, (D) during the Amortization Period and on and after the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be deposited in the Principal Account for payment to the Class B-2 Certificateholders on the next Distribution Date, and (E) on and after the day such deposit to the Principal Account with respect to Class B-2 Invested Amount has been made, paid to the Class C Certificateholders directly or through depositing to the Principal Account in accordance with the instructions given by the Class C Certificateholders.


                  (x) MEZZANINE FACILITIES COSTS. On each Business Day during an Interest Accrual Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account, to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals and deposits pursuant to subsections 4.6(a)(i) through (ix), an amount equal to the excess of (1) the lesser of (A) the product of (x) one-twelfth, (y) 0.50% and (z) the sum of the Class A Purchase Limit, the Class B Purchase Limit and the Class B-2 Purchase Limit as of the first day of such Interest Accrual Period and (B) the aggregate amount of unreimbursed Facilities Costs (other than Program Fees and additional interest thereon) of which the Transferor or the Servicer has theretofore received notice pursuant to a Certificate Purchase Agreement over (2) the amount previously deposited into the Interest Funding Account pursuant to this subsection 4.6(a)(x) during such Interest Accrual Period.

                  (xi) CLASS C INTEREST. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class C Certificateholders, to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals and deposits pursuant to subsections 4.6(a)(i) through (x), an amount equal to the sum of (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class C Certificates at the Class C Certificate Rate but which has not been paid to the Class C Certificateholders and (2) any additional interest at the Class C Certificate Rate for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but not paid to the Class C Certificateholders.

                  (xii) REIMBURSEMENT OF FUNDS ALLOCATED FROM EXCESS FINANCE CHARGE COLLECTIONS OF OTHER SERIES. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and make any amounts remaining in the Collection Account available to pay to Certificateholders of other Series any shortfalls in amount payable to such Certificateholders from Finance Charge Collections (but not from Excess Finance Charge Collections) allocated to such other Series, to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals and deposits pursuant to subsections 4.6(a)(i) through (xi), the lesser of (1) the aggregate amount of such shortfalls and (2) the Net Borrowed Excess Spread Amount for such Business Day.

                  (xiii) MAXIMUM SPREAD ACCOUNT AMOUNT. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (xii), and shall deposit such funds into the Spread Account until the amount therein equals the Maximum Spread Account Amount as of such Business Day.

                  (xiv) OTHER REMAINING FACILITIES COSTS. On each Business Day during an Interest Accrual Period, the Trustee acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account, to the extent of Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (xiii), the excess of (1) the unreimbursed Facilities Costs (other than Program Fees and additional interest thereon) as to which the Transferor or the Servicer has theretofore received notice pursuant to a Certificate Purchase Agreement over (2) the aggregate amount previously deposited into the Interest Funding Account pursuant to subsection 4.6(a)(x) and this subsection 4.6(a)(xiv) during such Interest Accrual Period.

                  (xv) SERVICING FEE. On each Business Day, if SRI or an Affiliate of SRI is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Available Series 1997-1 Finance Charge Collections for such Business Day remaining after giving effect to the withdrawals and deposits pursuant to subsections 4.6(a)(i) through (xiv), an amount equal to the excess of (1) the Servicing Fee Accrual for such Business Day plus any unpaid Servicing Fees from prior Monthly Periods over (2) any amounts with respect thereto previously distributed to the Servicer during the relevant Monthly Period.

                  (xvi) STORED EXCESS FINANCE CHARGE COLLECTIONS. Any amounts remaining in the Collection Account to the extent of any Available Series 1997-1 Finance Charge Collections remaining after giving effect to the withdrawals and deposits pursuant to subsection 4.6(a)(i) through (xv) shall be treated as Stored Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and pay them to the Servicer.

            (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class B-2 Floating Allocation Percentage and (ii) Principal Collections with respect to such Business Day will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in subsection 4.3(e) of the Agreement.

            (c) For each Business Day on and after the Amortization Period Commencement Date, the amount of funds available in the Collection Account as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, in the following priority:

                  (i) on and prior to the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (w) the product of the Class A Fixed Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day, (x) any amount on deposit in the Equalization Account allocated to the Class A VFCs on such Business Day pursuant to subsection 4.6(f), (y) amounts to be paid pursuant to subsections 4.6(a)(iv), (v), (vi), (viii) and (ix) on such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1997-1 Variable Funding Certificates in accordance with Section 4.11 on such Business Day (such sum, the "CLASS A DAILY PRINCIPAL AMOUNT"), will be deposited into the Principal Account to be applied to the payment of the Class A Invested Amount;

                  (ii) on and after the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class B Invested Amount) equal to the sum of (w) an amount equal to the product of the Class B Fixed Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day, (x) any amount on deposit in the Equalization Account allocated to the Class B VFCs on such Business Day pursuant to subsection 4.6(f), (y) the amount, if any, allocated to be paid to the Class B VFCs pursuant to subsections 4.6(a)(iv), (vi), (viii) and (ix) with respect to such Business Day and (z) the amount of Shared Principal

      Collections allocated to the Series 1997-1 Variable Funding Certificates in accordance with Section 4.11 on such Business Day (such sum, the "CLASS B DAILY PRINCIPAL AMOUNT") will be deposited into the Principal Account to be applied to the payment of the Class B Invested Amount);

                  (iii) on and after the day on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the Class B-2 Invested Amount) equal to the sum of (w) an amount equal to the product of the Class B-2 Fixed Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day, (x) any amount on deposit in the Equalization Account allocated to the Class B-2 VFCs on such Business Day pursuant to subsection 4.6(f), (y) the amount, if any, allocated to be paid to the Class B-2 VFCs pursuant to subsections 4.6(a)(iv), (viii) and (ix) with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1997-1 Variable Funding Certificates in accordance with Section 4.11 on such Business Day (such sum, the "CLASS B-2 DAILY PRINCIPAL AMOUNT") will be deposited in the Principal Account to be applied to the payment of the Class B-2 Invested Amount;

                  (iv) on and after the day on which an amount equal to the Class B-2 Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B-2 Principal, an amount equal to the sum of (w) an amount equal to the product of the Class C Fixed Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day, (x) any amount on deposit in the Equalization Account allocated to the Class C VFCs on such Business Day pursuant to subsection 4.6(f), (y) the amount, if any, allocated to be paid to the Class C VFCs pursuant to subsections 4.6(a)(iv) and (ix) with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1997-1 Variable Funding Certificates in accordance with Section 4.11 on such Business Day (such sum, the "CLASS C DAILY PRINCIPAL AMOUNT") will be distributed to the Class C Certificateholders; and

                  (v) an amount equal to the excess, if any, of (A) the product of (x) the sum of the Class A Fixed Allocation Percentage, the Class B Fixed Allocation Percentage and the Class B-2 Fixed Allocation Percentage and (y) Principal Collections in the Collection Account at the end of the preceding Business Day over (B) the sum of the amounts deposited in the Principal Account pursuant to clauses (i)(w), (ii)(w) and (iii)(w) above will be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

            (d) Prior to the Amortization Period Commencement Date, pursuant to subsection 4.3(e) of the Agreement, the Transferor may at its option apply Shared Principal Collections after the applications with respect thereto specified in the provisions of subsection 4.3(e) of the Agreement, to make payments of principal or deposits to the Principal Account with respect to the Series 1997-1 Variable Funding Certificates. Such Shared Principal Collections allocated to the Series 1997-1 Variable Funding Certificates (the "SERIES 1997-1 PRINCIPAL COLLECTIONS") may be applied on each Business Day with respect to the Revolving Period, at the option of the Transferor and in an amount to be determined by the Transferor, to make deposits to the Principal Account, for payment as provided in Sections 4.9 and 5.1.

            (e) Notwithstanding the foregoing provisions of this Section 4.6, but subject to the provisions of subsection 4.6(i) below, if:

                  (x) if both (1) any Class A Purchaser does not elect to approve an Extension hereunder (an "EXITING CLASS A PURCHASER"), as provided in subsection 6.16(a) of this Agreement, and (2) the Class A VFC held by such Exiting Class A Purchaser has not been acquired by another Class A Purchaser who agreed to the Extension, or

                  (y) both (1) any Class B Purchaser does not elect to approve an Extension hereunder (an "EXITING CLASS B PURCHASER"), as provided in subsection 6.16(a) of this Agreement, and (2) (A) the Class B VFC held by such Exiting Class B Purchaser has not been acquired by another Class B Purchaser who agreed to the Extension and (B) the Class C Invested Amount has not been increased on or prior to the original Extension Date before the Extension so that the new Class B Invested Amount plus the Class B-2 Invested Amount plus the new Class C Invested Amount is no less than the greater of (I) 25% of the new Invested Amount on the Business Day preceding the original Extension Date or (II) 5% of the highest Invested Amount at any point during the preceding 180 days, then, commencing on the original Extension Date and on each Business Day thereafter during the Revolving Period on which there remains a positive Adjusted Invested Amount for any Exiting Class A Purchaser or Exiting Class B Purchaser (either, an "EXITING PURCHASER"), the Servicer shall instruct the Trustee in writing to deposit, and the Trustee, acting in accordance with such instructions, shall deposit into the Principal Account for payment to the Exiting Purchasers pursuant to subsection 5.1(e), the Exiting Purchasers' Allocation Percentage of the Shared Principal Collections allocable to the Series 1997-1 Investor Certificates pursuant to subsection 4.3(e) of the Agreement (until such time as the amount on deposit therein equals the aggregate Invested Amount of all Exiting Purchasers) PLUS, if any Exiting Purchaser is a Class B Purchaser, that additional amount of Shared Principal Collections which (upon concurrent application in reduction of the Class A Invested Amount and taking into account any concurrent increase in the Class B-2 Invested Amount and the Class C Invested Amount) will result in the sum of the Class B Invested Amount, the Class B-2 Invested Amount and the Class C Invested Amount being at least 25% of the Invested Amount. Upon making any such deposit into the Principal Account, the Transferor may, at its option, apply amounts allocable to the Transferor pursuant to subsection 4.5(b) or allocable to the Transferor with respect to any other Transferor Retained Class pursuant to any other Supplement to make a payment to the Class C VFCs in an amount not to exceed the amount which would (after giving effect to the payments of principal to be made to the Exiting Purchasers) cause (1) the sum of the Class C Invested Amount, the Class B-2 Invested Amount and the Class B Invested Amount to be at least equal to 25% of the Invested Amount, (2) the Class C Invested Amount to be at least equal to 17.5/25ths of the sum of the Class B Invested Amount and the Class C Invested Amount, and (3) the Class C Invested Amount to be at least 5% of the highest Invested Amount during the immediately preceding 180 days.

            (f) On the first Business Day of the Amortization Period funds on deposit in the Equalization Account will be deposited in the Principal Account to the extent of the lesser of (x) the Adjusted Invested Amount and (y) the product of (i) the product of (A) 100% minus the Transferor Percentage minus the fixed allocation percentage represented by any Transferor Retained Certificates and (B) the amount on deposit in the Equalization Account at the beginning of the Amortization Period and (ii) the Senior Equalization Account Percentage with respect to Series 1997-1. Any funds in the Equalization Account on any subsequent day will be allocated to the Class A VFCs, the Class B VFCs and the Class B-2 VFCs, to the extent that Default Amounts allocated to the Transferor Interest or adjustments as described in Section 3.8 of the Agreement would cause the Transferor Interest to be less than the Minimum Transferor Interest and, with respect to any credit adjustment, the Transferor has not made an Adjustment Payment to the Collection Account, in an amount equal to the least of (i) the product of (A) the amount of such reduction below the Minimum Transferor Interest and (B) the Senior Equalization Account Percentage with respect to Series 1997-1, (ii) the product of (A) the amount of funds available in the Equalization Account and (B) the Senior Equalization Account Percentage and
(iii) the sum of the Class A Adjusted Invested Amount, Class B Adjusted Invested Amount and the Class B-2 Adjusted Invested Amount. On any Determination Date that occurs during the Amortization Period and prior to the Class C Principal Payment Commencement Date on which a Class C Investor Charge-Off is recorded, funds in the Equalization Account shall be allocated to the Senior Certificates in an amount equal to the least of (i) the amount of such Class C Investor Charge-Off, (ii) the product of (A) the amount of funds available in the Equalization Account and (B) the Senior Equalization Account Percentage with respect to Series 1997-1 and (iii) the aggregate remaining Class A Adjusted Invested Amount, Class B Adjusted Invested Amount and Class B-2 Adjusted Invested Amount. The amounts allocated in the preceding two sentences will be allocated, in accordance with written instructions from the Servicer, in the following order of priority: (i) to the Class A VFCs in an amount not to exceed the Class A Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.6(c)(i)(w) and (y), and (ii) to the Class B VFCs in an amount not to exceed the Class B Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.6(c)(ii)(w) and (y), and (iii) to the Class B-2 VFCs in an amount not to exceed the Class B-2 Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.6(c)(iii)(w) and (y). On the day on which an amount equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the

Class B-2 Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, Class B Principal and Class B-2 Principal, as applicable, amounts remaining on deposit in the Equalization Account will be allocated to the Series 1997-1 Variable Funding Certificates and deposited in the Principal Account in an amount not to exceed the lesser of (i) the Class C Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.6(c)(iv)(w) and (y) and (ii) the product of (A) such amounts remaining on deposit and (B) a fraction, the numerator of which is the Class C Invested Amount and the denominator of which is the sum of the invested amounts of all Transferor Retained Classes of Series then in amortization periods on such day.

            (g) Any application of funds pursuant to subsections 4.6(a)(xvi) or 4.6(f) shall not discharge the Transferor from its obligation to make any Adjustment Payment pursuant to Section 3.8 of the Agreement.

            (h) The Transferor shall maintain the Class C Adjusted Invested Amount at an amount greater than zero at any time that any of the Class A Invested Amount, the Class B Invested Amount or the Class B-2 Invested Amount is greater than zero.

            (i) Notwithstanding the provisions of subsections 4.6(a) through 4.6(e), if during the Revolving Period there is any Partial Amortization Amount on any Business Day, the Servicer shall instruct the Trustee in writing to deposit, and the Trustee, acting in accordance with such instructions, shall deposit into the Principal Account for payment to the Senior Certificateholders pursuant subsections 4.9(b) and 5.1(e), all Shared Principal Collections allocable to the Series 1997-1 Investor Certificates pursuant to subsection 4.3(e) of the Agreement, until the amount on deposit therein equals the Partial Amortization Amount. Upon making any such deposit into the Principal Account, the Transferor may, at its option, apply amounts allocable to the Transferor pursuant to subsection 4.5(b) or allocable to the Transferor with respect to any other Transferor Retained Class pursuant to any other Supplement to make a payment to the Class C VFCs in an amount not to exceed the amount which would (after giving effect to the payments of principal to be made to the Senior Certificateholder) cause (1) the sum of the Class C Invested Amount, the Class B-2 Invested Amount and the Class B Invested Amount to be at least equal to 25% of the Invested Amount, (2) the sum of the Class C Invested Amount and the Class B-2 Invested Amount to be at least equal to 17.5/25ths of the sum of the Class B Invested Amount, the Class B-2 Invested Amount and the Class C Invested Amount,
(3) the Class B-2 Invested Amount to be no greater than 10% of the Invested Amount, (4) the Class C Invested Amount to be at least equal to 7.5/17.5ths of the sum of the Class B-2 Invested Amount and the Class C Invested Amount, and
(5) the sum of the Class B-2 Invested Amount and the Class C Invested Amount to be at least 5% of the highest Invested Amount during the immediately preceding 180 days. The allocations pursuant to this paragraph shall be made prior to any deposits described in subsection 4.6(e).

            SECTION 4.7 COVERAGE OF REQUIRED AMOUNT AND SPREAD ACCOUNT FOR THE SERIES 1997-1 VARIABLE FUNDING CERTIFICATES.

            (a) On each Business Day, the Servicer shall determine the Daily Required Amount, if any. On each Determination Date, the Servicer shall determine the Monthly Required Amount, if any.

            (b) In the event that the Daily Required Amount for a Business Day is greater than zero, the Servicer shall reflect such positive Daily Required Amount on the Daily Report for such Business Day. To the extent of any Daily Required Amount, the Servicer shall apply all or a portion of the Excess Finance Charge Collections of other Series with respect to such Business Day allocable to the Series 1997-1 Variable Funding Certificates in an amount equal to the Daily Required Amount for such Business Day in the manner specified in subsections 4.6(a)(i) through (xi).

            (c) Excess Finance Charge Collections allocated to the Series 1997-1 Variable Funding Certificates for any Business Day shall mean an amount equal to the product of (i) Excess Finance Charge Collections available from all other Series for such Business Day and (ii) a fraction, the numerator of which is the Daily Required Amount for such Business Day remaining after the application of Transferor Finance Charge Collections and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

            (d) In the event that a Monthly Adjusted Required Amount exists on any Determination Date, on the related Transfer Date to the extent of the lesser of (i) such Monthly Adjusted Required Amount and (ii) the Stored Excess Finance Charge Collections for the relevant Monthly Period, the Servicer shall, from its own funds, FIRST, deposit into the Interest Funding Account an amount equal to any Interest/Program Fee Shortfall, and SECOND, pay the remaining amount in the manner specified in subsections 4.6(a)(iii) through (xi), (xiii) and (xiv). If such Monthly Adjusted Required Amount exceeds the amount so deposited and paid by the Servicer pursuant to the immediately preceding sentence, on such Transfer Date to the extent of the lesser of (i) such excess and (ii) the Repayable Servicing Fee Amount for the relevant Monthly Period, the Servicer shall, from its own funds, FIRST, deposit into the Interest Funding Account an amount equal to any remaining Interest/Program Fee Shortfall, and SECOND, pay the remaining amount in the manner specified in subsections 4.6(a)(iii) through (xi), (xiii) and (xiv). Then, if there is any remaining excess of such Monthly Adjusted Required Amount (excluding for purposes of this sentence any remaining amount thereof arising due to shortfalls in the amounts payable pursuant to clauses
(xi) through (xiv) of subsection 4.6(a)), over the aggregate amounts so deposited and paid by the Transferor and the Servicer pursuant to the immediately preceding two sentences, the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) such net Monthly Adjusted Required Amount and (ii) the available funds in the Spread Account, and shall apply such funds on such Determination Date, FIRST, by depositing into the Interest

Funding Account an amount equal to any remaining Interest/Program Fee Shortfall, and SECOND, to the extent of any funds remaining after the application described in the preceding clause first, in the manner specified in subsections 4.6(a)(iii) through (x).

            (e) On each Transfer Date, following the applications described in subsection 4.7(d), the Servicer shall deposit from its own funds into the Spread Account an amount equal to the lesser of (i) the excess of the Maximum Spread Account Amount on such Transfer Date over the amount of funds then on deposit in the Spread Account and (ii) the Stored Excess Finance Charge Collections for the related Monthly Period remaining after the application described in subsection 4.7(d).

            (f) Any Stored Excess Finance Charge Collections with respect to a Monthly Period remaining on a Transfer Date after the prior applications described in this Section 4.7 shall be treated as Excess Finance Charge Collections and shall be, FIRST, made available on such Transfer Date by the Servicer to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such Certificateholders from Finance Charge Collections (but not Excess Finance Charge Collections) allocated to such other Series, SECOND, applied by the Servicer to make any required payment by the Transferor pursuant to Section 2.4(d) or any overdue required Adjustment Payment pursuant to Section 3.8(a) of the Agreement with respect to any preceding Monthly Period, and THIRD, transferred by the Servicer to the Transferor. Any Repayable Servicing Fee Amount with respect to a Monthly Period remaining on a Transfer Date after the applications described in this Section
4.7 shall be retained by the Servicer. No such remaining Stored Excess Finance Charge Collections or Repayable Servicing Fee Amount shall be subject to further applications hereunder.

            (g) In the event that the Monthly Required Amount (excluding for purposes of this subsection 4.7(g) any remaining amount thereof arising due to shortfalls in the amounts payable pursuant to clause (ix) of subsection 4.6(a)) for a Transfer Date exceeds the amount of Stored Excess Finance Charge Collections, Repayable Servicer Fee Amount and Spread Account funds allocated thereto or to the Monthly Adjusted Required Amount on such Transfer Date, a portion of the Series 1997-1 Principal Collections allocable to the Class C VFCs in an amount equal to the lesser of such excess and the product of (i)(x) during the Revolving Period, the Class C Floating Allocation Percentage or (y) during the Amortization Period, the Class C Fixed Allocation Percentage and (ii) the amount of Principal Collections in the Collection Account with respect to such Transfer Date shall be allocated to the Senior Certificates and applied on such Transfer Date in accordance with the provisions of subsections 4.6(a)(i) through
(viii); provided, however, that with respect to amounts applied pursuant to subsections 4.6(a)(iii), such amounts shall be applied only to the extent of the product of (x) the Class A Floating Allocation Percentage plus the Class B Floating Allocation Percentage plus the Class B-2 Floating Allocation Percentage and (y) the shortfall arising pursuant to such subsections (any such amount so applied, "REALLOCATED CLASS C PRINCIPAL COLLECTIONS").

            (h) In the event that the Monthly Required Amount (excluding for purposes of this subsection 4.7(h) any remaining amount thereof arising due to shortfalls in the amounts payable pursuant to clause (viii) of subsection 4.6(a)) for a Transfer Date exceeds the amount of Stored Excess Finance Charge Collections, Repayable Servicer Fee Amount, Spread Account funds and Reallocated Class C Principal Collections allocated thereto or to the Monthly Adjusted Required Amount on such Transfer Date, a portion of the Series 1997-1 Principal Collections allocable to the Class B-2 VFCs in an amount equal to the lesser of such excess and the product of (i)(x) during the Revolving Period, the Class B-2 Floating Allocation Percentage or (y) during the Amortization Period, the Class B-2 Fixed Allocation Percentage and (ii) the amount of Principal Collections in the Collection Account with respect to such Transfer Date shall be allocated to the Class A Certificates and Class B Certificates and applied on such Transfer Date in accordance with the provisions of subsections 4.6(a)(i) through (vi); provided, however, that with respect to amounts applied pursuant to subsection 4.6(a)(iii), such amounts shall be applied only to the extent of the product of
(x) the Class A Floating Allocation Percentage plus the Class B Floating Allocation Percentage and (y) the shortfall arising pursuant to such subsections (any such amount so applied, "REALLOCATED CLASS B-2 PRINCIPAL COLLECTIONS").

            (i) In the event that the Monthly Required Amount (excluding for purposes of this subsection 4.7(i) any remaining amount thereof arising due to shortfalls in the amounts payable pursuant to clause (vi) of subsection 4.6(a)) for a Transfer Date exceeds the amount of Stored Excess Finance Charge Collections, Repayable Servicer Fee Amount, Spread Account funds and Reallocated Class C Principal Collections and Reallocated Class B-2 Principal Collections allocated thereto or to the Monthly Adjusted Required Amount on such Transfer Date, a portion of the Series 1997-1 Principal Collections allocable to the Class B VFCs in an amount equal to the lesser of such excess and the product of
(i)(x) during the Revolving Period, the Class B Floating Allocation Percentage or (y) during the Amortization Period, the Class B Fixed Allocation Percentage and (ii) the amount of Principal Collections in the Collection Account with respect to such Transfer Date shall be allocated to the Class A Certificates and applied on such Transfer Date in accordance with the provisions of subsections 4.6(a)(i) through (v); provided, however, that with respect to amounts applied pursuant to subsection 4.6(a)(iii), such amounts shall be applied only to the extent of the product of (x) the Class A Floating Allocation Percentage and (y) the shortfall arising pursuant to such subsections (any such amount so applied, "REALLOCATED CLASS B PRINCIPAL COLLECTIONS").

            SECTION 4.8 PAYMENT OF CERTIFICATE INTEREST AND OTHER AMOUNTS. (a) On the Transfer Date immediately prior to each Distribution Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such Transfer Date, shall for the purpose of making payments for the relevant Monthly Period and Interest Accrual Period, as the case may be, allocable to the Series 1997-1 Variable Funding Certificates, take the following actions:

                  (i) CLASS A INTEREST. First, withdraw from the Interest Funding Account (and, if applicable, the Defeasance Account) to the extent of the funds available therein as of such Transfer Date, for payment to Class A Certificateholders, an amount equal to the interest accrued on each Tranche of the Class A Principal Balance at the applicable Tranche Rate for the period of time such Tranche was outstanding during the Interest Accrual Period with respect to the Distribution Date (the "CLASS A INTEREST" for such Interest Accrual Period) PLUS any Class A Interest due with respect to any prior Interest Accrual Period pursuant to this subsection but not previously deposited in the Distribution Account plus interest on such undeposited amounts as described in clause (1) of subsection 4.6(a)(ii). Notwithstanding anything to the contrary herein, Class A Interest shall be payable or distributable to Class A Certificateholders only to the extent permitted by applicable law.

                  (ii) CLASS B INTEREST. Second, withdraw from the Interest Funding Account (and, if applicable, the Defeasance Account) to the extent of the funds available therein remaining after giving effect to the withdrawal pursuant to subsection 4.8(a)(i), and deposit into the Distribution Account for payment to Class B Certificateholders, an amount equal to the interest accrued on each Tranche of the Class B Principal Balance at the applicable Tranche Rate for the period of time such Tranche was outstanding during the Interest Accrual Period with respect to the Distribution Date (the "CLASS B INTEREST" for such Interest Accrual Period) PLUS any Class B Interest due with respect to any prior Interest Accrual Period pursuant to this subsection but not previously deposited in the Distribution Account plus interest on such undeposited amounts as described in clause (3) of subsection 4.6(a)(ii). Notwithstanding anything to the contrary herein, Class B Interest shall be payable or distributable to Class B Certificateholders only to the extent permitted by applicable law.

                  (iii) CLASS A PROGRAM FEES. Third, withdraw from the Interest Funding Account, to the extent of the funds available therein remaining after giving effect to the withdrawals pursuant to subsections 4.8(a)(i) and (ii), an amount equal to all unpaid Program Fees which have accrued during such Interest Accrual Period with respect to the Class A VFCs plus interest on such undeposited amounts as described in clause (2) of subsection 4.6(a)(ii), and deposit such amount into the Distribution Account for payment to the Class A Certificateholders.

                  (iv) CLASS B PROGRAM FEES. Fourth, withdraw from the Interest Funding Account, to the extent of the funds available therein remaining after giving effect to the withdrawals pursuant to subsections 4.8(a)(i) through (iii), an amount equal to all unpaid Program Fees which have accrued during such Interest Accrual Period with respect to the Class B VFCs plus interest on such undeposited amounts as described in clause (4) of subsection 4.6(a)(ii), and deposit such amount into the Distribution Account for payment to the Class B Certificateholders.

                  (v) CLASS A MEZZANINE FACILITIES COSTS. Fifth, withdraw from the Interest Funding Account, to the extent of the funds available therein remaining after giving effect to the withdrawals pursuant to subsections 4.8(a)(i) through (iv), an amount equal to all unpaid Facilities Costs (other than Program Fees) which have accrued during such Interest Accrual Period with respect to the Class A VFCs, and deposit such amount into the Distribution Account for payment to the Class A Certificateholders (ratably as provided in the Class A Certificate Purchase Agreement); PROVIDED that there shall not be distributed pursuant to this clause (v) on any Distribution Date an amount in excess of the amounts then on deposit in the Interest Funding Account which were allocated to such Facilities Costs pursuant to subsection 4.6(a)(x).

                  (vi) CLASS B MEZZANINE FACILITIES COSTS. Sixth, withdraw from the Interest Funding Account, to the extent of the funds available therein remaining after giving effect to the withdrawals pursuant to subsections 4.8(a)(i) through (v), an amount equal to all unpaid Facilities Costs (other than Program Fees) which have accrued during such Interest Accrual Period with respect to the Class B VFCs, and deposit such amount into the Distribution Account for payment to the Class B Certificateholders (ratably as provided in the Class B Certificate Purchase Agreement); PROVIDED that there shall not be distributed pursuant to this clause (vi) on any Distribution Date an amount in excess of the amounts then on deposit in the Interest Funding Account which were allocated to such Facilities Costs pursuant to subsection 4.6(a)(x).

                  (vii) CLASS B-2 INTEREST. Seventh, withdraw from the Interest Funding Account (and, if applicable, the Defeasance Account) to the extent of the funds available therein remaining after giving effect to the withdrawal pursuant to subsections 4.8(a)(i) through (vi), and deposit into the Distribution Account for payment to Class B-2 Certificateholders, an amount equal to the aggregate of the daily interest accrued on the Class B-2 Principal Balance on each day of the Interest Accrual Period with respect to the Distribution Date at the Class B-2 Certificate Rate on such day (the "CLASS B-2 INTEREST" for such Interest Accrual Period) PLUS any Class B-2 Interest due with respect to any prior Interest Accrual Period pursuant to this subsection but not previously deposited in the Distribution Account plus interest on such undeposited amounts as described in clause (3) of subsection 4.6(a)(vii). Notwithstanding anything to the contrary herein, Class B-2 Interest shall be payable or distributable to Class B-2 Certificateholders only to the extent permitted by applicable law.

                  (viii) CLASS B-2 PROGRAM FEES. Eighth, withdraw from the Interest Funding Account, to the extent of the funds available therein remaining after giving effect to the withdrawals pursuant to subsections 4.8(a)(i) through (vii), an amount equal to all unpaid Program Fees which have accrued during such Interest Accrual Period with respect to the Class B-2 VFCs plus interest on such undeposited amounts as described in clause
      (4) of subsection 4.6(a)(vii), and
      deposit such amount into the Distribution Account for payment to the Class B-2 Certificateholders.

                  (ix) REMAINING CLASS A FACILITIES COSTS. Ninth, withdraw from the Interest Funding Account, to the extent of the funds available therein remaining after giving effect to the withdrawals pursuant to subsections 4.8(a)(i) through (viii), an amount equal to all remaining unpaid Facilities Costs (other than Program Fees) which have accrued during such Interest Accrual Period with respect to the Class A VFCs, and deposit such amount into the Distribution Account for payment to the Class A Certificateholders (ratably as provided in the Class A Certificate Purchase Agreement).

                  (x) REMAINING CLASS B FACILITIES COSTS. Tenth, withdraw from the Interest Funding Account, to the extent of the funds available therein remaining after giving effect to the withdrawals pursuant to subsections 4.8(a)(i) through (ix), an amount equal to all remaining unpaid Facilities Costs (other than Program Fees) which have accrued during such Interest Accrual Period with respect to the Class B VFCs, and deposit such amount into the Distribution Account for payment to the Class B Certificateholders (ratably as provided in the Class B Certificate Purchase Agreement).

                  (xi) CLASS B-2 FACILITIES COSTS. Eleventh, withdraw from the Interest Funding Account, to the extent of the funds available therein remaining after giving effect to the withdrawals pursuant to subsections 4.8(a)(i) through (x), an amount equal to all unpaid Facilities Costs (other than Program Fees) which have accrued during such Interest Accrual Period with respect to the Class B-2 VFCs, and deposit such amount into the Distribution Account for payment to the Class B-2 Certificateholders (ratably as provided in the Class B-2 Certificate Purchase Agreement).

                  (xii) MAXIMUM SPREAD ACCOUNT AMOUNT. Twelfth, withdraw from the Interest Funding Account, to the extent of the funds available therein remaining after giving effect to the withdrawals pursuant to subsections 4.8(a)(i) through (xii), and deposit into the Spread Account until the amount therein equals the Maximum Spread Account Amount as of such Transfer Date.

                  (xiii) Any amounts available in the Interest Funding Account remaining after giving effect to the payments pursuant to subsections 4.8(a)(i) through (xii) shall be treated as Excess Finance Charge Collections on such Transfer Date and the Servicer shall direct the Trustee to make such Excess Finance Charge Collections available on such date for the applications described in subsection 4.7(f).

            (b) On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (w) the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.8(a)(i), (x) the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account allocable thereto pursuant to subsection 4.8(a)(ii), (y) the Class B-2 Certificateholders from the Distribution Account the amount deposited into the Distribution Account allocable thereto pursuant to subsection 4.8(a)(vii) and (z) the Facility Agent from the Distribution Account the amount deposited into the Distribution Account allocable thereto pursuant to subsection 4.8(a)(iii), (iv), (v), (vi), (viii), (ix), (x) and (xi).

            SECTION 4.9 PAYMENT OF CERTIFICATE PRINCIPAL. (a) No later than 10:00 a.m. on the Business Day immediately prior to each Principal Distribution Date, the Transferor shall provide written notice to the Trustee and the Facility Agent of such Principal Distribution Date and of the amount of principal to be repaid on such Principal Distribution Date.

            (b) On the Business Day preceding each Principal Distribution Date during the Revolving Period, the Trustee, in accordance with the instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of the funds deposited in the Principal Account pursuant to subsection 4.6(d) and available therein as of such Business Day, an amount equal to the largest multiple of US$50,000 that is available. On each Principal Distribution Date with respect to the Revolving Period, the Paying Agent shall pay the amount so deposited in the Distribution Account in accordance with Section 5.1 to the Investor Certificateholders, in accordance with the instructions of the Transferor, as set forth by the Servicer on its behalf in the Daily Report for such Business Day, which instructions satisfy one or more of the following provisions:

                        (A) the Transferor may apply all such funds to the
            reduction of the Class A Invested Amount; or

                        (B) the Transferor may apply all such funds to the
            reduction of the Class A Invested Amount, the Class B Invested Amount, the Class B-2 Invested Amount and the Class C Invested Amount in such proportions as it selects if, after giving effect to the principal payments to be made on such Principal Distribution Date, (1) no Series 1997-1 Pay Out Event has occurred and is continuing, (2) the sum of the Class C Invested Amount, the Class B-2 Invested Amount and the Class B Invested Amount to be at least equal to 25% of the Invested Amount, (3) the Class B-2 Invested Amount to be no greater than 10% of the Invested Amount, (4) the sum of the Class C Invested Amount and the Class B-2 Invested Amount to be at least equal to 17.5/25ths of the sum of the Class B Invested Amount, the Class B-2 Invested Amount and the Class C Invested Amount, (5) the Class C Invested Amount to be at least equal to 7.5/17.5ths of the sum of the Class B-2 Invested Amount and the Class C Invested Amount, and (6) the sum of the Class B-2 Invested Amount and the Class C Invested Amount to be at least 5% of the highest Invested Amount during the immediately preceding 180 days.

Notwithstanding the foregoing, at the option of the Transferor and to the extent specified in the Daily Report, such amounts on deposit in the Principal Account may, on any Business Day prior to such Transfer Date, be applied to the purchase of VFC Additional Invested Amounts if the conditions precedent thereto pursuant to Section 6.15 of the Agreement and Section 3.2 of the Class A Certificate Purchase Agreement, Class B Certificate Purchase Agreement or Class B-2 Certificate Purchase Agreement, as the case may be, have been met on such Business Day and the Transferor has delivered an Officer's Certificate to such effect to the Trustee and the Servicer.

            (c) Notwithstanding the provisions of subsection 4.9(b) above, if subsection 4.6(e) is applicable, on the original Extension Date before the relevant Extension occurs and on each Distribution Date thereafter during the Revolving Period while subsection 4.6(e) remains applicable (and on such other dates as the Transferor may elect with one day prior written notice to the Facility Agent), the Trustee, in accordance with the instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of the funds deposited in the Principal Account pursuant to subsection 4.6(e) and available therein as of such Business Day, an amount equal to the largest multiple of US$50,000 that is available.

            (d) On the Transfer Date preceding each Distribution Date with respect to the Amortization Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class A Invested Amount (after taking into account amounts set aside or paid with respect thereof pursuant to Sections 4.6 and 4.7) and the amount available in the Principal Account allocable to the Series 1997-1 Variable Funding Certificates, and on each Distribution Date with respect to the Amortization Period until the Class A Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

            (e) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class B Invested Amount (after taking into account amounts set aside or paid with respect thereof pursuant to Sections 4.6 and 4.7) and the amount on deposit in the Principal Account allocable to the Series 1997-1 Variable Funding Certificates (after giving effect to transfers pursuant to subsection 4.9(a)). On the Class B Principal Payment Commencement Date, after the payment of any principal amounts with respect to the Class A Certificates on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class B Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

            (f) On the Transfer Date preceding the Class B-2 Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class B-2 Invested Amount (after taking into account amounts set aside or paid with respect thereof pursuant to Sections 4.6 and 4.7) and the amount on deposit in the Principal Account allocable to the Series 1997-1 Variable Funding Certificates (after giving effect to transfers pursuant to subsection 4.9(a)). On the Class B-2 Principal Payment Commencement Date, after the payment of any principal amounts with respect to the Class A Certificates and Class B Certificates on such day, and on each Distribution Date thereafter until the Class B-2 Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class B-2 Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

            (g) On the Class C Principal Payment Commencement Date and each Business Day thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall make payments of principal to the Class C Certificateholder in accordance with subsection 4.6(c)(iv).

            (h) On the Business Day preceding each Principal Distribution Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit into the Distribution Account, the amount of funds deposited in the Principal Account pursuant to subsection 4.6(i) and available therein as of such Business Day. On each Principal Distribution Date with respect to the Revolving Period, the Paying Agent shall pay the amount so deposited in the Distribution Account in accordance with Section 5.1 to the Investor Certificateholders, in accordance with instructions of the Transferor, as set forth by the Servicer on its behalf in the Daily Report for such Business Day, which instructions shall satisfy one or more of the following provisions:

                  (i) the Transferor shall first apply all such funds to the reduction of the Class A Invested Amount until either (A) the Partial Amortization Amount has been reduced to zero or (B) the sum of the Class C Invested Amount, the Class B-2 Invested Amount and the Class B Invested Amount is at least equal to 25% of the Invested Amount;

                  (ii) after giving effect to the application of funds, if any, pursuant to clause (i) above, the Transferor shall apply all such funds to the reduction of the Class A Invested Amount and the Class B Invested Amount, pro rata based on, in the case of the Class A Certificates, the excess of the Class A Principal Balance over the Class A Purchase Limit and, in the case of the Class B

      Certificates, the excess of the Class B Principal Balance over the Class B Purchase Limit, until the partial Amortization Amounts in respect of each of the Class A VFCs and the Class B VFCs have been reduced to zero;

                  (iii) after giving effect to the application of funds, if any, pursuant to clause (i) and (ii) above, the Transferor shall apply all such funds to the reduction of the Class B-2 Invested Amount, until the Partial Amortization Amounts in respect of the Class B-2 VFCs has been reduced to zero; and

                  (iv) the Transferor may apply any such remaining funds to the reduction of the Class A Invested Amount, the Class B Invested Amount, the Class B-2 Invested Amount and the Class C Invested Amount in such proportions as it selects if, after giving effect to the principal payments to be made on such Principal Distribution Date, (1) no Series 1997-1 Pay Out Event has occurred and is continuing, (2) the sum of the Class C Invested Amount, the Class B-2 Invested Amount and the Class B Invested Amount to be at least equal to 25% of the Invested Amount, (3) the Class B-2 Invested Amount to be no greater than 10% of the Invested Amount, (4) the sum of the Class C Invested Amount and the Class B-2 Invested Amount to be at least equal to 17.5/25ths of the sum of the Class B Invested Amount, the Class B-2 Invested Amount and the Class C Invested Amount, (5) the Class C Invested Amount to be at least equal to 7.5/17.5ths of the sum of the Class B-2 Invested Amount and the Class C Invested Amount, and (6) the sum of the Class B-2 Invested Amount and the Class C Invested Amount to be at least 5% of the highest Invested Amount during the immediately preceding 180 days.

            Any amounts remaining in the Principal Account and allocable to the Series 1997-1 Variable Funding Certificates, after the Class C Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with subsection 4.3(e) of the Agreement.

            SECTION 4.10 INVESTOR CHARGE-OFFS. (a) If, on any Determination Date with respect to a Distribution Date on or prior to the Class C Principal Payment Commencement Date, the aggregate Investor Default Amount, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 1997-1 Finance Charge Collections allocated to the payment thereof pursuant to subsection 4.6(a)(iv) and the amount of Excess Finance Charge Collections, Stored Excess Finance Charge Collections, Repayable Service Fee Amount, Spread Account funds, Reallocated Class C Principal Collections, Reallocated Class B-2 Principal Collections and Reallocated Class B Principal Collections allocated thereto pursuant to subsection 4.7, the Class C Invested Amount will be reduced by the amount by which such aggregate Investor Default Amount exceeds the amount applied with respect thereto during such preceding Monthly Period or on the Transfer Date in respect of such Monthly Period (the "CLASS C INVESTOR CHARGE-OFFS"). To the extent that on any subsequent Business Day there is a positive balance of Available Series 1997-1 Finance Charge Collections after giving effect to subsections 4.6(a)(i) through (viii), the Servicer will apply such Excess Finance

Charge Collections as provided in subsection 4.6(a)(ix) to reimburse the aggregate amount of Class C Investor Charge-Offs not previously reimbursed, up to the amount so available.

            (b) In the event that any such reduction of the Class C Invested Amount would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and the Class B-2 Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount for such Monthly Period (the "CLASS B-2 INVESTOR CHARGE-OFFS"). To the extent that on any subsequent Business Day there is a positive balance of Available Series 1997-1 Finance Charge Collections after giving effect to subsections 4.6(a)(i) through (vii), the Servicer will apply such Excess Finance Charge Collections as provided in subsection 4.6(a)(viii) to reimburse the aggregate amount of Class B-2 Investor Charge-Offs not previously reimbursed, up to the amount so available.

            (c) In the event that any such reduction of the Class B-2 Invested Amount would cause the Class B-2 Invested Amount to be a negative number, the Class B-2 Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Class B-2 Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount for such Monthly Period (the "CLASS B INVESTOR CHARGE-OFFS"). To the extent that on any subsequent Business Day there is a positive balance of Available Series 1997-1 Finance Charge Collections after giving effect to subsections 4.6(a)(i) through (v), the Servicer will apply such Excess Finance Charge Collections as provided in subsection 4.6(a)(vi) to reimburse the aggregate amount of Class B Investor Charge-Offs not previously reimbursed, up to the amount so available.

            (d) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount for such Monthly Period (the "CLASS A INVESTOR CHARGE-OFFS"). To the extent that on any subsequent Business Day there is a positive balance of Available Series 1997-1 Finance Charge Collections after giving effect to subsections 4.6(a)(i) through (iv), the Servicer will apply such Excess Finance Charge Collections as provided in subsection 4.6(a)(v) to reimburse the aggregate amount of Class A Investor Charge-Offs not previously reimbursed, up to the amount so available.

            SECTION 4.11 SHARED PRINCIPAL COLLECTIONS. Shared Principal Collections allocated to the Series 1997-1 Variable Funding Certificates and to be applied pursuant to subsections 4.6(c)(i)(z), 4.6(c)(ii)(z), 4.6(c)(iii)(z) and 4.6(c)(iv)(z) for any Business Day with respect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1997-1 Variable

Funding Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day.

            SECTION 7. ARTICLE V OF THE AGREEMENT. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Variable Funding Certificates:


                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS

            SECTION 5.1 DISTRIBUTIONS. (a) On each Distribution Date during the Revolving Period (other than a Principal Distribution Date), the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's applicable share (as directed by the Facility Agent) of such amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Section 4.8 hereof by wire transfer to each Class A Certificateholder to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; PROVIDED, however, that the final payment in retirement of the Class A VFCs will be made only upon presentation and surrender of the Class A VFCs at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section
12.3 of the Agreement.

            (b) On each Distribution Date during the Revolving Period (other than a Principal Distribution Date), the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's applicable share (as directed by the Facility Agent) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.8 hereof by wire transfer to each Class B Certificateholder to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; PROVIDED, HOWEVER, that the final payment in retirement of the Class B VFCs will be made only upon presentation and surrender of the Class B VFCs at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

            (c) On each Distribution Date during the Revolving Period (other than a Principal Distribution Date), the Paying Agent shall distribute (in accordance with the

Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Class B-2 Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's applicable share (as directed by the Facility Agent) of amounts on deposit in the Distribution Account as are payable to the Class B-2 Certificateholders pursuant to Section 4.8 hereof by wire transfer to each Class B-2 Certificateholder to an account or accounts designated by such Class B-2 Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; PROVIDED, HOWEVER, that the final payment in retirement of the Class B-2 VFCs will be made only upon presentation and surrender of the Class B-2 VFCs at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

            (d) On each Distribution Date during the Revolving Period (other than a Principal Distribution Date), the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Class C Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided interests represented by Class C VFCs held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Section 4.9 hereof by wire transfer to each Class C Certificateholder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; PROVIDED, HOWEVER, that the final payment in retirement of the Class C VFCs will be made only upon presentation and surrender of the Class C VFCs at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

            (e) On each Principal Distribution Date and on each Distribution Date following the Amortization Period Commencement Date, the Paying Agent shall distribute (in accordance with instructions from the Servicer on behalf of the Transferor pursuant to subsection 4.9(a) or 4.9(d), as applicable) to each Class A Certificateholder, Class B Certificateholder and Class B-2 Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided Interests represented by Class A VFCs, Class B VFCs or Class B-2 VFCs, as the case may be, held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders, the Class B Certificateholders and the Class B-2 Certificateholders, as applicable, pursuant to Section 4.9 hereof by wire transfer to each of such Certificateholders to an account or accounts designated by the Facility Agent by written notice given to the Paying Agent not less than five days prior to the related Distribution Date, subject to the following special provisions:

                  (i) no payment in respect of Class A Invested Amount or Class B Invested Amount for a Bank Rate Tranche shall be made on a date other than a Monthly Distribution Date;

                  (ii) if, during the Revolving Period, one or more Bank Rate Tranches and one or more Cost of Funds Tranches are outstanding with respect to the Class A Certificates or the Class B Certificates, then payments to Class A Certificateholders or Class B Certificateholders shall be made in the priority specified in subsection 2.1(e) of the applicable Certificate Purchase Agreement;

                  (iii) if, during the Revolving Period, on such Principal Distribution Date, one or more Nonextending Class A Purchasers or Nonextending Class B Purchasers has a remaining Class A Invested Amount or Class B Invested Amount, as applicable, then the Transferor may elect (as reflected in the instructions of the Servicer delivered pursuant to
      Section 4.9(a) and subject to the requirements of subsection 4.9(b)) to allocate any or all amounts available for distribution in respect of Class A Invested Amount to such Nonextending Class A Purchasers (ratably among all such Nonextending Class A Purchasers) and to allocate any or all amounts available for distribution in respect of Class B Invested Amount to such Nonextending Class B Purchasers (ratably among all such Nonextending Class B Purchasers), so long as the amount allocated to any such Nonextending Class A Purchasers or Nonextending Class B Purchasers is not less than the PRO RATA share specified above;

                  (iv) if, during the Revolving Period, on such Principal Distribution Date there are one or more Exiting Purchasers in respect of whom funds have been deposited in the Principal Account pursuant to
      Section 4.6(e), then such funds shall be paid, FIRST, to the Exiting Class A Purchasers, PRO RATA in accordance with their respective Class A Invested Amounts, until such Exiting Class A Purchasers' respective Class A Invested Amounts have been reduced to zero, SECOND, to the extent required by subsection 4.6(e), to Class A Purchasers who are not Exiting Class A Purchasers, PRO RATA in accordance with their respective Class A Invested Amounts, and THIRD, to the Exiting Class B Purchasers, PRO RATA in accordance with their respective Class B Invested Amounts, until such Exiting Class B Purchasers' respective Class B Invested Amounts have been reduced to zero; and

                  (v) the final payment in retirement of the Class A VFCs, Class B VFCs and Class B-2 VFCs will be made only upon presentation and surrender of the Class A VFCs, Class B VFCs and Class B-2 VFCs at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

      The provisions of clause (iii) above shall not apply for any Principal Distribution Date until the Partial Amortization Amount has been reduced to zero.

            SECTION 5.2  CERTIFICATEHOLDERS' STATEMENT.

            (a) On each Distribution Date, the Paying Agent shall forward to each Certificateholder a statement substantially in the form of Exhibit B prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information:

                  (i)   the total amount distributed;

                  (ii) the amount of such distribution allocable to Certificate Principal;

                  (iii) the amount of such distribution allocable to Certificate Interest;

                  (iv) the amount of the Series 1997-1 Principal Collections received in the Collection Account during the preceding Monthly Period and the three preceding Monthly Periods and allocated in respect of the Class A Certificates, the Class B Certificates, the Class B-2 Certificates and the Class C Certificates, respectively;

                  (v) the amount of Finance Charge Collections received during the three preceding Monthly Periods and allocated in respect of the Class A Certificates, the Class B Certificates, the Class B-2 Certificates and the Class C Certificates, respectively;

                  (vi) the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Class B-2 Invested Amount and the Class C Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the Class A Fixed Allocation Percentage, the Class B Fixed Allocation Percentage, or the Class B-2 Fixed Allocation Percentage as applicable, with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

                  (vii) the aggregate outstanding balance of Accounts which are current, current/delinquent, 30, 60, 90, 120, 150 and 180 days delinquent as of the end of the day on the Record Date;

                  (viii) the aggregate Investor Default Amount and the Default Amount for the related Monthly Period and the two preceding Monthly Periods;

                  (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class B-2 Investor Charge-Offs and Class C Investor Charge-Offs for the related Monthly Period and the two preceding Monthly Periods;

                  (x) the aggregate amount of the Servicing Fee and for the related Monthly Period and the two preceding Monthly Periods;

                  (xi)  the calculation of the Account Cap;

                  (xii) the Invested Amount of each Series then outstanding;

                  (xiii)      the Transferor Interest;

                  (xiv) the Aggregate Principal Receivables, the amount on deposit in the Equalization Account and the Eligible Principal Receivables; and

                              (xv) the Partial Amortization Amount, if any for
                        each of the Class A Certificates, the Class B Certificates and the Class B-2 Certificates.

            (b) ANNUAL CERTIFICATEHOLDERS' TAX STATEMENT. On or before January 31 of each calendar year, beginning with calendar year 1998, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1997-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) of Section 5.2(a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1997-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

            SECTION 8. SERIES 1997-1 PAY OUT EVENTS. The Pay Out Events which can cause the commencement of the Amortization Period with respect to the Series 1997-1 Variable Funding Certificates include the Trust Pay Out Events described in Section 9.1 of the Agreement and the Series 1997-1 Pay Out Events described in the following sentence. If any one of the following events shall occur with respect to the Series 1997-1 Variable Funding Certificates:

            (a)   failure:

                  (x) on the part of the Transferor or the Servicer to make any payment or deposit required to be made by the Transferor or the Servicer by the terms of (A) the Agreement, or a Certificate Purchase Agreement, or (B) this Series Supplement, in each case on or before the date occurring five (5) Business Days after the date on which written notice of such failure requiring the same to be remedied, shall have been given to the Transferor or the Servicer, as applicable, by the Trustee, or to the

            Transferor or the Servicer, as applicable, and to the Trustee by the Facility Agent,

                  (y) on the part of the Originator to make any payment or
            deposit required to be made by the Originator by the terms of the Receivables Purchase Agreement (other than any payment or deposit in respect of any Defaulted Receivable Repurchase) on or before the date occurring five (5) Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Originator by the Trustee, or to the Originator and the Trustee by the Facility Agent, or

                  (z) on the part of the Transferor or the Originator duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement, the Receivables Purchase Agreement or a Certificate Purchase Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1997-1 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Originator, as applicable, by the Trustee, or to the Transferor or the Originator, as applicable, and the Trustee by the Facility Agent, and continues to affect materially and adversely the interests of the Series 1997-1 Certificateholders for such period;

            (b) any representation or warranty made by the Transferor in the Agreement or a Certificate Purchase Agreement, other than as covered by clause
(1) below, or this Series Supplement, or by the Originator in the Receivables Purchase Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section
2.1 or 2.6 of the Agreement, (x) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Originator, as applicable, by the Trustee, or to the Transferor and the Trustee by the Facility Agent, and (y) as a result of which the interests of the Series 1997-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; PROVIDED, HOWEVER, that a Series 1997-1 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder (1) with respect to the representations and warranties made by the Transferor referenced in
Section 2.4 of the Agreement, if the Transferor has assigned a zero balance to an Ineligible Receivable or has made a deposit to the Equalization Account with respect thereto as required by subsection 2.4(d) of the Agreement or has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement, or (2) with respect to the representations and warranties made by the Originator referenced in Section

2.04 of the Receivables Purchase Agreement, if the Originator shall have performed its obligations under such Section 2.04;

            (c) the average of the Trust Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average of the Trust Base Rates for such three consecutive Monthly Periods;

            (d) the Transferor Interest shall be less than the Minimum Transferor Interest for five consecutive days;

            (e) any Servicer Default shall occur which would have, or would reasonably be expected to have, a material adverse effect on the Series 1997-1 Certificateholders;

            (f) failure on the part of the Servicer to deliver the Daily Report or Settlement Statement to the Trustee when due, which failure continues for a period of five Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given by the Trustee to the Servicer;

            (g) failure on the part of the Servicer duly to observe or perform in any respect any covenants or agreements of the Servicer set forth in the Agreement or a Certificate Purchase Agreement (other than those set forth in subsection 10.1(a) thereof), which has a material adverse effect on the Holders of the Senior Certificates and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Facility Agent and continues to materially adversely affect the Holders of the Senior Certificates for such period; or the Servicer shall delegate its duties under the Agreement, except as permitted by
Section 8.7 thereof; or any representation, warranty or certification made by the Servicer in the Agreement or in any certificate delivered pursuant to the Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Holders of the Senior Certificates and which continues to be incorrect in any material respect for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Required Class A Purchasers or the Facility Agent and continues to materially adversely affect such Certificateholders for such period; and

            (h) if for any three consecutive Monthly Periods, (A) the sum of (I) the aggregate daily amount of the Floating Allocation Percentage of Finance Charge Collections for such day which are available in the Collection Account, PLUS (II) the aggregate daily amount of Excess Finance Charge Collections of all other Series which were available during such period to be allocated to the Series 1997-1 Variable Funding Certificates pursuant to subsection 4.7(c), is less than (B) the sum for such period of (I) the aggregate amount of Class A Interest, Class B Interest and Class B-2 Interest accrued on the Series 1997-1 Certificates, PLUS (II) the aggregate Facility Costs accrued or (without duplication) became payable, PLUS (III) the aggregate Investor Default Amount, PLUS (IV) the aggregate Servicing Fee Accrual for each Business Day on which neither

SRI nor an Affiliate of SRI was the Servicer, PLUS (V) the aggregate Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class B-2 Investor Charge-Offs and Class C Investor Charge-Offs (each determined without duplication of amounts included in clause (III) above);

then, in the case of any event described in subparagraphs (a) through (h) after the applicable grace period, if any, set forth in such subparagraphs or below, either the Trustee, the Facility Agent by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Facility Agent) may declare that a pay out event (a "SERIES 1997-1 PAY OUT EVENT") has occurred as of the date of such notice.

            Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 8(f) or (g) for a period of 60 days (less the applicable grace periods specified in such subsections), shall not constitute a Series 1997-1 Pay Out Event if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, computer failure or similar causes; PROVIDED, HOWEVER, that the Servicer shall not be excused by reason of any of the foregoing events from causing the Trustee to make timely payment of amounts required to be paid pursuant to Sections 4.8 and 4.9. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, the Transferor and the Holders of the Senior Certificates with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

            SECTION 9. ARTICLE VI OF THE AGREEMENT. Article VI (except for Sections 6.1 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Variable Funding Certificates:

            SECTION 6.15 ADDITIONAL INVESTED AMOUNTS.

            (a) Each Series 1997-1 Certificateholder agrees (or, if such Series 1997-1 Certificateholder is a nominee for Class A Owners, Class B Owners or Class B-2 Owners, such Class A Owners, Class B Owners or Class B-2 Owners agree in lieu of such Series 1997-1 Certificateholder), by acceptance of its Series 1997-1 Variable Funding Certificate, that the Transferor may, from time to time prior to the Termination Date (as defined in the applicable Certificate Purchase Agreement) for such Certificateholder or Owner, subject to Section 11 hereof, upon satisfaction of the conditions set forth in Section 3.2 of the Class A Certificate Purchase Agreement (or Section 3.2 of the Class B Certificate Purchase Agreement or Section 3.2 of the Class B-2 Purchase Agreement, as the case may be) request that each Noncommitted Class A Purchaser and Noncommitted Class B Purchaser acquire, and require that each Committed Class A Purchaser, Committed Class B Purchaser and Class B-2 Purchaser, acquire, as of any Business Day additional undivided interests in the Trust in specified amounts (such amounts, respectively, the "ADDITIONAL CLASS A INVESTED AMOUNT," the "ADDITIONAL CLASS B INVESTED AMOUNT" and the "ADDITIONAL CLASS B-2 INVESTED AMOUNT") and require that each Class C Certificateholder acquire, as of any Business Day, additional undivided interests in the Trust in specified amounts (the "ADDITIONAL CLASS C INVESTED AMOUNT" and, collectively with the Additional Class A Invested Amount, the Additional Class B Invested Amount and the Additional Class B-2 Invested Amount, the "ADDITIONAL INVESTED AMOUNTS"). The VFC Additional Invested Amounts on any Business Day shall not exceed an amount equal to the excess of the aggregate amount of Principal Receivables and amounts on deposit in the Equalization Account (other than investment earnings thereon) over the greater of (a) the sum of (i) the aggregate Invested Amount of each Series, including the Series 1997-1 Variable Funding Certificates, then outstanding after giving effect to the additions of such Additional Invested Amounts, MINUS amounts on deposit in the principal funding account for any Series, if any, and (ii) the Minimum Transferor Interest and (b) the Minimum Aggregate Principal Receivables. The aggregate Additional Class A Invested Amounts and Additional Class B Invested Amounts to be purchased shall have a minimum aggregate amount of $1,000,000 or more, and shall be in integral multiples of $250,000, but in no event shall the aggregate Additional Class A Invested Amounts exceed the aggregate Available Commitments (prior to such additions) of all Committed Class A Purchasers or the aggregate Additional Class B Invested Amounts exceed the aggregate Available Commitments (prior to such additions) of all Committed Class B Purchasers. The aggregate Additional Class B-2 Invested Amount to be purchased shall have a minimum amount of $500,000 or more, and shall be in integral multiples of $100,000, but in no event shall the aggregate Additional Class B-2 Invested Amounts exceed the aggregate Available Commitments (prior to such additions) of all Class B-2 Purchasers.

            (b) The Transferor shall give to each Facility Agent by no later than 4:00 p.m. New York City time on the Business Day immediately prior to the Purchase Date, written notice of the sale of Additional Class A Invested Amounts, Additional Class B Invested Amounts and Additional Class B-2 Invested Amounts specifying (i) the aggregate amount of requested Additional Class A Invested Amounts, Additional Class B Invested Amounts and Additional Class B-2 Invested Amounts, (ii) the applicable Purchase Date (which shall be a Business Day) and (iii) wire transfer instructions as to the account(s) to which the purchase price therefore should be delivered. On the Business Day immediately after the Purchase Date, the Facility Agent shall report to the Transferor, the Servicer and the Trustee (i) the amount of the Additional Class A Invested Amounts purchased by the Noncommitted Class A Purchasers, (ii) the amount of the Additional Class B Invested Amounts purchased by the Noncommitted Class B Purchasers, (iii) the amount of the Additional Class A Invested Amounts which have been purchased by the Committed Class A Purchasers, (iv) the amount of the Additional Class B Invested Amounts which have been purchased by the Committed Class B Purchasers and (v) the amount of the Additional Class B-2 Invested Amounts which have been purchased by the Class B-2 Purchasers.

            (c) Each Noncommitted Class A Purchaser may, but shall not be obligated to, purchase its Noncommitted Purchaser Percentage (as defined in the Class A Certificate Purchase Agreement) of any Additional Class A Invested Amount offered by the Transferor pursuant to subsection 6.15(b). Each Committed Class A Purchaser shall purchase its share of the Additional Class A Invested Amount not so purchased by the Noncommitted Class A Purchasers pursuant to the immediately previous sentence in accordance with the applicable Certificate Purchase Agreement. In no event shall any Additional Class A Invested Amount be purchased if, after giving effect thereto, the Class A Invested Amount on the applicable Purchase Date (after giving effect to those purchases which are made on the applicable Purchase Date) exceeds (i) the Class A Purchase Limit or (ii) the amount which would result in the sum of the Class B Invested Amount, the Class B-2 Invested Amount and the Class C Invested Amount being less than 25% of the Invested Amount on such Purchase Date.

            (d) The Class C Certificateholder by acceptance of its Class C Certificate agrees that it shall be deemed to purchase Additional Class C Invested Amounts at the same time as (x) either Class A Certificateholders, the Class B Certificateholders or the Class B-2 Certificateholders purchase any Additional Class A Invested Amount, any Additional Class B Invested Amount or any the Additional Class B-2 Invested Amount or (y) a Partial Amortization Amount in respect of the Class B-2 VFCs shall be paid to the Class B-2 Certificateholders. The Class C Certificateholder shall be deemed to purchase the Additional Class C Interest in an amount that is not less than the amount which would result in the sum of Class B-2 Invested Amount and Class C Invested Amount, (calculated after giving effect to any distribution of a Partial Amortization Amount pursuant to section 4.9(h)), being at least equal to the greater of 17.5% of the Invested Amount on such Purchase Date or (together with the Class B-2 Invested Amount) 5% of the highest Invested Amount during the 180 days preceding such Purchase Date, and shall pay the Trust the purchase price for such Additional Class C Invested Amount, in an amount equal to such Additional Class C Invested Amount in immediately available funds. In addition, the Class C Certificateholder may at any time purchase an Additional Class C Invested Amount, by payment to the Trust in immediately available funds of the purchase price therefore, which shall be an amount equal to such Additional Class C invested Amount.

            (e) Each Noncommitted Class B Purchaser may, but shall not be obligated to, purchase its Noncommitted Purchaser Percentage (as defined in the Class B Certificate Purchase Agreement) of any Additional Class B Invested Amount offered by the Transferor pursuant to subsection 6.15(b). Each Committed Class B Purchaser shall purchase its share of the Additional Class B Invested Amount not so purchased by the Noncommitted Class B Purchasers pursuant to the immediately previous sentence in accordance with the applicable Certificate Purchase Agreement. In no event shall any Additional Class B Invested Amount be purchased if, after giving effect thereto, the Class B Invested Amount on the applicable Purchase Date (after giving effect to those purchases which are made on the applicable Purchase Date) exceeds (i) the Class B Purchase Limit or (ii) the amount which would result in the sum of the Class B-2 Invested Amount and the Class C Invested Amount being less than 17.5% of the Invested Amount on such Purchase Date.

            (f) Each Class B-2 Purchaser shall purchase its share of the Additional Class B-2 Invested Amount in accordance with the applicable Certificate Purchase Agreement. In no event shall the Class B-2 Invested Amount on the applicable Purchase Date (after giving effect to those purchases which shall be made on the applicable Purchase Date) exceed the lowest of (i) 10.0% of the Invested Amount, (ii) the Class B-2 Purchase Limit or (iii) the amount which would result in the Class C Invested Amount being less than 7.5% of the Invested Amount on such Purchase Date.

            (g) If the Class A Certificateholders acquire such additional interest, then in consideration of such Class A Certificateholders' payments of the Additional Class A Invested Amount, the Servicer shall appropriately note such Additional Class A Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such Additional Class A Invested Amounts, and the Invested Amount of the Class A Certificates will be equal to the Invested Amount of the Class A Certificates stated in such Daily Report. If the Class B Certificateholders acquire such additional interest, then in consideration of such Class B Certificateholders' payments of the Additional Class B Invested Amount, the Servicer shall appropriately note such Additional Class B Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such Additional Class B Invested Amounts, and the Invested Amount of the Class B Certificates will be equal to the Invested Amount of the Class B Certificates stated in such Daily Report. If the Class B-2 Certificateholders acquire such additional interest, then in consideration of such Class B-2 Certificateholders' payments of the Additional Class B-2 Invested Amount, the Servicer shall appropriately note such Additional Class B-2 Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such Additional Class B-2 Invested Amounts, and the Invested Amount of the Class B-2 Certificates will be equal to the Invested Amount of the Class B-2 Certificates stated in such Daily Report. If the Class C Certificateholders acquire such additional interest, then in consideration of such Class C Certificateholders' payments of the Additional Class C Invested Amount, the Servicer shall appropriately note such Additional

Class C Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such Additional Invested Amounts, and the Invested Amount of the Class C Certificates will be equal to the Invested Amount of the Class C Certificates stated in such Daily Report.

            (h) Subject to the provisions of subsections 6.15(c) through (f), the failure of any Holder of the Senior Certificates to purchase any Additional Class A Invested Amount, any Additional Class B Invested Amount or any Additional Class B-2 Invested Amount in accordance with Section 6.15 and the applicable Certificate Purchase Agreement shall not in itself relieve any other Series 1997-1 Certificateholder of its obligation to purchase any Additional Invested Amounts. Notwithstanding any provision to the contrary contained in this Section 6.15, no Senior Certificateholder shall be required to purchase any Additional Class A Invested Amounts, any Additional Class B Invested Amounts or any Additional Class B-2 Invested Amount unless the conditions to such purchase contained in the applicable Certificate Purchase Agreement (including without limitation Section 3.2 thereof) have been satisfied.

            (i) The outstanding amounts of any Additional Class A Invested Amount purchased by each Class A Certificateholder shall be evidenced by a Class A Certificate to be issued on the Closing Date substantially in the form of EXHIBIT A-1 hereto. Each Class A Certificateholder shall and is hereby authorized to record on the grid attached to its Class A Certificate (or at such Class A Certificateholder's option, in its internal books and records) the date and amount of any Additional Class A Invested Amount purchased by it, and each repayment thereof; PROVIDED that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Class A Certificateholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class A Invested Amount held by such Class A Certificateholder.

            (j) The outstanding amounts of any Additional Class B Invested Amount purchased by each Class B Certificateholder shall be evidenced by a Class B Certificate to be issued on the Closing Date substantially in the form of EXHIBIT A-2 hereto. Each Class B Certificateholder shall and is hereby authorized to record on the grid attached to its Class B Certificate (or at such Class B Certificateholder's option, in its internal books and records) the date and amount of any Additional Class B Invested Amount purchased by it, and each repayment thereof; PROVIDED that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Class B Certificateholder's rights with respect to its Class B Invested Amount and its right to receive interest payments in respect of the Class B Invested Amount held by such Class B Certificateholder.

            (k) The outstanding amounts of any Additional Class B-2 Invested Amount purchased by each Class B-2 Certificateholder shall be evidenced by a Class B-2 Certificate to be issued on the Closing Date substantially in the form of EXHIBIT A-3 hereto. Each Class B-2 Certificateholder shall and is hereby authorized to record on the grid attached to its Class B-2 Certificate (or at such Class B-2 Certificateholder's option, in its internal books and records) the date and amount of any Additional Class B-2 Invested Amount purchased by it, and each repayment thereof; PROVIDED that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Class B-2 Certificateholder's rights with respect to its Class B-2 Invested Amount and its right to receive interest payments in respect of the Class B-2 Invested Amount held by such Class B-2 Certificateholder.

            SECTION 6.16      EXTENSION.

            (a) If a Series 1997-1 Pay Out Event has not occurred or has occurred but has been waived or remedied on or before the 30th Business Day preceding the Extension Date, the Transferor, in its sole discretion, may deliver to the Trustee on or before such date a notice substantially in the form of Exhibit C (the "EXTENSION NOTICE") to this Supplement. The Trustee shall deliver a copy of the Extension Notice and all documents annexed thereto to the Investor Certificateholders of record on the date of receipt thereof. The Transferor shall state in the Extension Notice that it intends to extend the Revolving Period until the later Amortization Period Commencement Date set forth in the Extension Notice. The Extension Notice shall also set forth the next Extension Date. The following documents shall be annexed to the Extension
Notice: (i) a form of the Opinion of Counsel addressed to the Transferor and the Trustee to the effect that despite the Extension the Trust will not be treated as an association taxable as a corporation (the "EXTENSION TAX OPINION"); (ii) a form of the Opinion of Counsel addressed to the Transferor and the Trustee (the "EXTENSION OPINION") to the effect that (A) the Transferor has the corporate power and authority to effect the Extension, and (B) the Extension has been duly authorized by the Transferor; and (iii) a form of Investor Certificateholder Election Notice substantially in the form of Exhibit D (the "ELECTION NOTICE") to this Supplement. In addition, the Extension Notice shall state that any Investor Certificateholder electing to approve the Extension must do so on or before the Election Date (as defined below) by returning the annexed Election Notice properly executed to the Trustee in the manner described below. The Extension Notice shall also state that an Investor Certificateholder may withdraw any such election in whole or in part on or before the Election Date, and the Transferor, in its sole discretion, may, prior to the Election Date, withdraw its election to extend the Revolving Period. Any Holder that elects to approve an Extension hereunder shall deliver a duly executed Election Notice to the Trustee at the address designated in the Extension Notice on or before 3:00 p.m., New York City time, on or before the fifth Business Day preceding the Extension Date (such Business Day constituting the "ELECTION DATE").

            (b) No Extension shall occur until prior satisfaction of the following conditions at the close of business on the Election Date: (i) no Pay Out Event shall have occurred and be continuing, (ii) there shall have been delivered to the Trustee (A) the Extension Tax Opinion and the Extension Opinion, each addressed to the Trustee and (B) written confirmation from any Rating Agency rating that the Extension will not cause such Rating Agency to lower or withdraw its ratings of either class of Senior Certificates, (iii) at least one Holder of the Senior Certificates shall have elected to approve the Extension by returning to the Trustee on or before the Election Date the executed

Election Notice annexed to the Extension Notice delivered to such Holder of the Senior Certificates pursuant to subsection 6.16(a) of the Agreement, (iv) all of the Holders of the Class C Certificates shall have elected to approve of the Extension by returning to the Trustee on or before the Election Date the executed form of Election Notice annexed to the Extension Notice delivered to such Class C Certificateholders pursuant to subsection 6.16(a) and (v) (1) the sum of Class B Invested Amount and the Class C Invested Amount will equal or exceed 25% of the Invested Amount on the Election Date and (2) the Class C Invested Amount on the Election Date will equal or exceed 17.5% of the Invested Amount. If not all of the Holders of the Senior Certificates give written notice of such agreement, then the Transferor shall re-notify the Holders of the Senior Certificates willing to so extend in writing that one or more Senior Certificateholders have declined to so extend and such remaining Holders of the Senior Certificates willing to extend have the option of extending only for such Holders of the Senior Certificates so consenting to such extension and the outstanding Invested Amount of such non-extending Holders of the Senior Certificates shall not be extended. If, by the close of business on the Election Date, all of the conditions stated in this subsection 6.16(b) have not been satisfied and all such documents delivered to the Trustee pursuant to this subsection 6.16(b) are not in form satisfactory to it, or if the Transferor has notified the Trustee, prior to the Election Date, that the Transferor has exercised its right to withdraw its election of an Extension, no Extension shall occur.

            (c) The execution by the Holders of the Senior Certificates of the applicable Election Notice and return thereof to the Trustee by the required date and time, the continued election by the Transferor to extend the Revolving Period at the Election Date, and the compliance with all of the provisions of this Section 6.16, shall evidence an extension or renewal of the obligations represented by the Investor Certificates delivered in exchange therefor, and not a novation or extinguishment of such obligations or a substitution with respect thereto.

            SECTION 10. SERIES 1997-1 TERMINATION. The right of the Series 1997-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1997-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

            SECTION 11. LIMITATION ON CHANGES IN INVESTED AMOUNT. The Transferor shall not effect more than two "Invested Amount Changes" and two "B-2 Invested Amount Changes" in any calendar week. An "INVESTED AMOUNT CHANGE" shall mean a sale of Class A Additional Invested Amounts or Class B Additional Invested Amounts pursuant to Section 6.15 or a repayment of any Class A Invested Amount or Class B Invested Amount pursuant to subsection 5.1(e). A "B-2 INVESTED AMOUNT CHANGE" shall mean a sale of Class B-2 Additional Invested Amounts pursuant to
Section 6.15 or a repayment of any Class B-2 Invested Amount pursuant to subsection 5.1(e).

            SECTION 12. LEGENDS; TRANSFER AND EXCHANGE; RESTRICTIONS ON TRANSFER OF SERIES 1997-1 VARIABLE FUNDING CERTIFICATES; TAX TREATMENT.

            (a) Each Series 1997-1 Certificate will bear a legend substantially in the following form:

            THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. EACH HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT (A) NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (2) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR (3) TO THE TRANSFEROR, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE TRANSFER RESTRICTIONS REFERRED TO ABOVE.

            EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

            (b) Upon surrender for registration of transfer of any Series 1997-1 Variable Funding Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Series 1997-1 Certificateholder substantially in the form attached as Exhibit E if the new purchaser is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, or in the form attached as Exhibit F if the new purchaser is not a "qualified institutional buyer," and by a written instrument of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Series 1997-1 Certificateholders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any printed on any definitive Series 1997-1 Certificate), executed by the registered owner, in person or by such Series 1997-1 Certificateholder's attorney thereunto duly authorized in writing, such Series 1997-1 Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Series 1997-1 Certificate of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Series 1997-1 Variable Funding Certificates shall be subject to such restrictions as shall be set forth in the text of the Series 1997-1 Variable Funding Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

            (c) In no event shall the Class C Certificates or any interest therein be transferred, sold, exchanged, pledged, participated or otherwise assigned hereunder, in whole or in part, unless: (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such sale, exchange, pledge, participation and assignment will not materially adversely affect the interests of the Certificateholders and is permitted by each Certificate Purchase Agreement, (ii) the Trustee shall have been delivered an Opinion of Counsel to the effect that (A) any securities or interests issued in conjunction with such sale, exchange, pledge, participation and assignment and sold to third parties will be characterized as either indebtedness or partnership interests (other than interests in a publicly traded partnership) for Federal and applicable state income tax purposes, (B) such sale, exchange, pledge, participation and assignment or such issuance will not adversely affect the Federal and applicable state income tax characterization of any outstanding Series of Investor Certificates (other than the Class C VFCs, as to the characterization of which Counsel shall express no opinion), and (C) such sale, exchange, pledge, participation and assignment or such issuance will not result in the Trust being subject to tax at the entity level for Federal or applicable state income tax purposes, (iii) the Servicer shall have provided at least ten Business Days prior written notice to each Rating Agency and the Trustee of such sale, exchange, pledge, participation and assignment and shall have received written confirmation from each Rating Agency to the effect of the original rating of any Series or any class of any Series will not be reduced or withdrawn as a result of such sale, exchange, pledge, participation and assignment, and
(iv) the holders of any securities or interests issued in conjunction with such sale, exchange, pledge, participation and assignment (or any trustee or collateral agent on their behalf) (A) will have no right to foreclose upon the Class C VFCs or exercise any voting rights as a Class C Certificateholder unless and until all outstanding Investor Certificates (other than the Class C VFCs) and all outstanding investor certificates (other than any Transferor Retained Certificates) have been paid in full and (B) covenant and agree that, prior to the date which is one year and one day after the payment in full of all outstanding investor certificates issued by the Trust, none of them will institute against, or join any other Person in instituting against, the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States, and the Trustee shall have received an Officer's Certificate to that effect.

            (d) Each Certificateholder, by accepting and holding such Certificate or interest therein, will be deemed to have represented and warranted that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

            (e) Each Class B-2 Certificateholder, by its holding of an interest in a Class B-2 Certificate, hereby severally represents, warrants and covenants, and each Class B-2 Certificateholder that acquires an interest in a Class B-2 Certificate shall be deemed to have severally represented, warranted and covenanted upon such acquisition, that:

                  (i) such Class B-2 Certificateholder has not acquired and shall not sell, trade or transfer any interest in the Class B-2 Certificates, nor cause any interest in the Class B-2 Certificates to be marketed, on or through either

                        (A) an established securities market within the meaning of Section 7704(b)(1) of the Code (including, but not limited to, an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise), or

                        (B) a secondary market (or the substantial equivalent thereof) within the meaning of Section 7704(b)(2) of the Code (including, but not limited to, a market wherein interests in the Class B-2 Certificates are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Class B-2 Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others); and

                        (ii) unless the Transferor consents otherwise, such
                  Class B-2 Certificateholder

                        (A) is properly classified as, and shall remain classified as, a "corporation" as defined in Section 7701(a)(3) of the Code and

                        (B) is not, and shall not become, an "S corporation" as described in Section 1361 of the Code.

            The consent of the Transferor described in clause (ii) immediately above shall not be unreasonably withheld, subject to the limitations discussed below if such transfer would cause the number of Private Holders to exceed 80.

            Each Class B-2 Certificateholder represents, warrants and covenants that it shall cause each of its Participants to make representations, warranties and covenants similar to those described in (i) and (ii) above for the benefit of the Transferor and the Trust at the time such Participant becomes a Participant. In the event of any breach of the representation, warranty and covenant of a Class B-2 Certificateholder or its Participant that such Certificateholder or Participant shall remain classified as a corporation other than an S corporation (unless the Transferor otherwise consents), such Class B-2 Certificateholder shall notify the Transferor promptly upon such Class B-2 Certificateholder's becoming aware thereof, and thereupon such Class B-2 Certificateholder agrees to use reasonable efforts to procure a replacement investor not so affected in accordance with the Class B-2 Certificate Purchase Agreement. In any such event, the Transferor shall also have the right to procure a replacement investor permitted under and otherwise in accordance with the Class B-2 Certificate Purchase Agreement. Each affected Class B-2 Certificateholder hereby agrees to take all actions reasonably necessary to permit a replacement investor to succeed to its rights and obligations hereunder.

            Each Class B-2 Certificateholder that has a Participant that has breached its representation, warranty and covenant that it shall remain classified as a corporation other than an S corporation (unless the Transferor otherwise consents) hereby agrees (without limiting the right of the Transferor to procure a replacement investor for such Class B-2 Certificateholder as provided above in this paragraph or to pursue other remedies) to notify the Transferor of such breach promptly upon such Class B-2 Certificateholder's becoming aware thereof and to use reasonable efforts to procure a replacement Participant not so affected in accordance with the Class B-2 Certificate Purchase Agreement.

            Any Class B-2 Certificateholder or assignee Class B-2 Certificateholder that is an S corporation described in Code Section 1361 hereby further agrees that, in the event its owners shall be treated as Private Holders under Treasury Regulations promulgated under Code Section 7704, it shall take such reasonable measures as shall be agreed upon with the Transferor as shall reduce the risk that the Trust would be treated as a publicly traded partnership pursuant to Code Section 7704. Any such Class B-2 Certificateholder or assignee Certificateholder which has a Participant which is an S corporation described in Code Section 1361 additionally agrees that, in the event the owners of such Participant shall be treated as Private Holders under Treasury Regulations promulgated under Code Section 7704, it shall take such reasonable measures as shall be agreed upon with the Transferor as shall reduce the risk that the Trust would be treated as a publicly traded partnership pursuant to Section 7704 of the Code.

            Each Class B-2 Certificateholder shall notify the Transferor of its sale, transfer or assignment of any interest in a Class B-2 Certificate to any Participant, and the

Transferor shall maintain a register of each Participant and the amount of each Participation. No Participant shall be entitled to sell, transfer, assign or otherwise dispose of less than its entire interest in its participation in the Class B-2 Certificates (including by means of a pledge, hypothecation or subparticipation thereof), without the prior written consent of the Transferor.

            At no time shall the aggregate number of Class B-2 Certificateholders and Participants exceed five (5) Private Holders or such greater number as to which the Transferor shall consent in writing, which consent shall not be unreasonably withheld. In the event that, after giving effect to such consent or after any other transfer, the number of Private Holders would exceed 80, the Transferor shall not grant such consent and shall not permit such transfer unless the Transferor has provided to the Trustee an Opinion of Counsel to the effect that the transfers would not cause the Trust to be treated as a "publicly traded partnership" taxable as a corporation under
Section 7704 of the Code. Any transfer of an interest in a Class B-2 Certificate in contravention of this paragraph shall be void AB INITIO.

            Notwithstanding any provisions of this subsection 12(e) to the contrary, each Class B-2 Certificateholder and any of its Participants may pledge its interest in the Class B-2 Certificates to any Federal Reserve Bank as collateral in accordance with applicable law.

            As used in this subsection 12(e):

                  "PARTICIPANT" means each Person that has been granted a participation interest by a Class B-2 Certificateholder in all or part of its Class B-2 Certificates.

            "PRIVATE HOLDER" means each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Trust, including any financial instrument or contract the value of which is determined in whole or part by reference to the Trust (including the Trust's assets, income of the Trust or distributions made by the Trust), but excluding any interest in the Trust represented by any Series or Class of Certificates or any other interest as to which the Transferor has provided to the Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest in either the Trust or the Receivables for federal income tax purposes, in each case, provided such interest is not convertible or exchangeable into an interest in the Trust or the Trust's income or equivalent value. Notwithstanding the immediately preceding sentence, "Private Holder" shall also include any other Person that the Transferor determines is, or may be or may become, a "partner" within the meaning of Section 1.7704-1(h)(l)(ii) of the United States Treasury Regulations (including by reason of Section 1.7704-1(h)(3)). The holders of (i) the Transferor Interest, (ii) the interest of the Servicer, (iii) any similar interests in the Trust represented by any other Class of any Series of Certificates, and (iv) any interest described in Section 12.1(b) of the Pooling and Servicing Agreement shall be treated as Private Holders. Any Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, an S corporation or a grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Transferor (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Trust to become a "publicly traded partnership" taxable as a corporation under Section 7704 of the Code).

                  (f) Each Class B Certificateholder, by its holding of an interest in a Class B Certificate, hereby severally represents, warrants and covenants, and each Class B Certificateholder that acquires an interest in a Class B Certificate shall be deemed to have severally represented, warranted and covenanted upon such acquisition, that:

                  (i) such Class B Certificateholder has not acquired and shall not sell, trade or transfer any interest in the Class B Certificates, nor cause any interest in the Class B Certificates to be marketed, on or through either

                        (A) an established securities market within the meaning of Section 7704(b)(1) of the Code (including, but not limited to, an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise), or

                        (B)   a   secondary    market   (or   the   substantial
                              equivalent   thereof)   within  the   meaning  of
                              Section 7704(b)(2) of the Code (including, but not limited to, a market wherein interests in the Class B Certificates are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Class B Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others); and

            (ii) unless the Transferor consents otherwise, such Class B Certificateholder

                        (A) is properly classified as, and shall remain classified as, a "corporation" as defined in
                              Section 7701(a)(3) of the Code and

                        (B) is not, and shall not become, an "S corporation" as described in Section 1361 of the Code.

            The consent of the Transferor described in clause (ii) immediately above shall not be unreasonably withheld, subject to the limitations discussed below if such transfer would cause the number of Private Holders to exceed 80.

            Each Class B Certificateholder represents, warrants and covenants that it shall cause each of its Participants and each of its Support Parties to make representations, warranties and covenants similar to those described in (i) and (ii) above for the benefit of the Transferor and the Trust at the time such Participant becomes a Participant or Support Party, as the case may be. In the event of any breach of the representation, warranty and covenant of a Class B Certificateholder or any of its Participants or Support Parties that such Certificateholder or its Participant or Support Party shall remain classified as a corporation other than an S corporation (unless the Transferor otherwise consents), such Class B Certificateholder shall notify the Transferor promptly upon such Class B Certificateholder's becoming aware thereof, and thereupon such Class B Certificateholder agrees to use reasonable efforts to procure a replacement investor not so affected in accordance with the Class B Certificate Purchase Agreement. In any such event, the Transferor shall also have the right to procure a replacement investor permitted under and otherwise in accordance with the Class B Certificate Purchase Agreement. Each affected Class B Certificateholder hereby agrees to take all actions reasonably necessary to permit a replacement investor to succeed to its rights and obligations hereunder.

            Each Class B Certificateholder that has a Participant or Support Party that has breached its representation, warranty and covenant that it shall remain classified as a corporation other than an S corporation (unless the Transferor otherwise consents) hereby agrees (without limiting the right of the Transferor to procure a replacement investor for such Class B Certificateholder as provided above in this paragraph or to pursue other remedies) to notify the Transferor of such breach promptly upon such Class B Certificateholder's becoming aware thereof and to use reasonable efforts to procure a replacement Participant or Support Party, as the case may be, not so affected in accordance with the Class B Certificate Purchase Agreement.

            Any Class B Certificateholder or assignee Class B Certificateholder that is an S corporation described in Code Section 1361 hereby further agrees that, in the event its owners shall be treated as Private Holders under Treasury Regulations promulgated under Code Section 7704, it shall take such reasonable measures as shall be agreed upon with the Transferor as shall reduce the risk that the Trust would be treated as a publicly traded partnership pursuant to Code Section 7704. Any such Class B Certificateholder or assignee Certificateholder which has a Participant which is an S corporation described in Code Section 1361 additionally agrees that, in the event the owners of such Participant shall be treated as Private Holders under Treasury Regulations promulgated under Code Section 7704, it shall take such reasonable measures as shall be agreed upon with the Transferor as shall reduce the risk that the Trust would be treated as a publicly traded partnership pursuant to Section 7704 of the Code.

            Each Class B Certificateholder shall notify the Transferor of its sale, transfer or assignment of any interest in a Class B Certificate to any Participant, and the Transferor shall maintain a register of each Participant and the amount of each Participation. No Participant shall be entitled to sell, transfer, assign or otherwise dispose of less than its entire interest in its participation in the Class B Certificates (including by means of a pledge, hypothecation or subparticipation thereof), without the prior written consent of the Transferor.

            At no time shall the aggregate number of Class B Certificateholders, Participants and Support Parties exceed five (5) Private Holders or such greater number as to which the Transferor shall consent in writing, which consent shall not be unreasonably withheld. In the event that, after giving effect to such consent or after any other transfer, the number of Private Holders would exceed 80, the Transferor shall not grant such consent and shall not permit such transfer unless the Transferor has provided to the Trustee an Opinion of Counsel to the effect that the transfers would not cause the Trust to be treated as a "publicly traded partnership" taxable as a corporation under Section 7704 of the Code. Any transfer of an interest in a Class B Certificate in contravention of this paragraph shall be void AB INITIO.

            Notwithstanding any provisions of this subsection 12(e) to the contrary, (i) each Class B Certificateholder and any of its Participants may pledge its interest in the Class B Certificates to any Federal Reserve Bank as collateral in accordance with applicable law, and (ii) each Class B Certificateholder may at any time and from time to time sell, transfer or assign all or any interest in its Class B Certificates or any portion thereto to any of its Support Parties.

            As used in this subsection 12(f):

            "PARTICIPANT" means each Person that has been granted a participation interest by a Class B Certificateholder in all or part of its Class B Certificates.

            "PRIVATE HOLDER" means each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Trust, including any financial instrument or contract the value of which is determined in whole or part by reference to the Trust (including the Trust's assets, income of the Trust or distributions made by the Trust), but excluding any interest in the Trust represented by any Series or Class of Certificates or any other interest as to which the Transferor has provided to the Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest in either the Trust or the Receivables for federal income tax purposes, in each case, provided such interest is not convertible or exchangeable into an interest in the Trust or the Trust's income or equivalent value. Notwithstanding the immediately preceding sentence, "Private Holder" shall also include any other Person that the Transferor determines is, or may be or may become, a "partner" within the meaning of Section 1.7704-1(h)(l)(ii) of the United States Treasury Regulations (including by reason of Section 1.7704-1(h)(3)). The holders of (i) the Transferor Interest, (ii) the interest of the Servicer,
      (iii) any similar interests in the Trust represented by any other Class of any Series of Certificates, and (iv) any interest described in Section 12.1(b) of the Pooling and Servicing Agreement shall be treated as Private Holders. Any Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, an S corporation or a grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Transferor (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Trust to become a "publicly traded partnership" taxable as a corporation under Section 7704 of the Code).

            "SUPPORT PARTY" means any bank or other financial institution extending or having a commitment to extend funds to or for the account of a Class B Certificateholder or other owner of an interest in Class B Certificates (including by agreement to purchase an assignment of or participation in Class B Certificates) under any liquidity or credit support agreement which relates to the Class B Certificates.

            SECTION 13. SUCCESSOR TRUSTEE. Section 11.7 of the Agreement shall read in its entirety as provided in the Agreement and, in addition, the following sentence shall be added to the end of subsection 11.7(c) of the Agreement and shall be applicable only to the Series 1997-1 Variable Funding
Certificates: "Any successor trustee appointed pursuant to this Section 11.7 shall be subject to the written consent of the Facility Agent, which consent shall not be unreasonably withheld."

            SECTION 14. NOTICE TO FACILITY AGENT. A copy of each notice, demand, direction, report, Officer's Certificate or other certificate, election and opinion required to be sent or delivered to the Rating Agency or the Trustee shall also be sent or delivered and, in the case of opinions or letters of reliance thereon, shall be addressed to the Facility Agent.

            SECTION 15. CHARGE ACCOUNT AGREEMENTS AND CREDIT AND COLLECTION POLICIES . Section 2.5(c) of the Agreement shall read in its entirety as set forth below and as so amended and restated shall be applicable only with respect to the Series 1997-1 Variable Funding Certificates: "The Transferor shall comply with and perform its obligations and shall cause the Originators to comply with and perform their obligations under the Charge Account Agreements relating to the Accounts and the Credit and

Collection Policy except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates. The Transferor may change the terms and provisions of the Charge Account Agreements or the Credit and Collection Policy in any respect (including the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, or charge offs and the periodic finance charges and other fees to be assessed thereon) only if such change (i) would not, in the reasonable belief of the Transferor, cause, immediately or with the passage of time, a Series 1997-1 Pay Out Event to occur, (ii) it will not make any such change with the intent to materially benefit the Transferor or any Originator over the Investor Certificateholders, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Transferor and an unrelated third party or by the terms of the Charge Account Agreements, and (iii) if the Servicer is servicing charge card accounts owned by an unrelated third party, such change would not result in the Servicer's applying a materially higher standard of care to the servicing of such accounts than it applies under this Agreement."

         SECTION 16. SUCCESSOR SERVICER. Section 10.2 of the Agreement shall read in its entirety as provided in the Agreement and, in addition, the following sentence should be inserted in the fifteenth line of Section 10.2(a) between the phrase "acceptable to the Trustee." and "If such Successor Servicer is" and shall be applicable only with respect to the Series 1997-1 Variable Funding Certificates: "Any Successor Servicer must either (A) be approved by the Facility Agent or (B) be a Person which (i) has a tangible net worth of at least $50,000,000, (ii) has serviced an average of at least $1,000,000,000 of credit or charge card receivables outstanding during the previous 12 months and (iii) has a senior long-term debt rating, as determined by at least one nationally recognized statistical rating organization, of at least "BBB" or its equivalent, provided, that if such Successor Servicer has no long term debt or such debt is not rated by a nationally recognized statistical rating organization, the long term debt rating of its parent must be at least "BBB" or its equivalent."

         SECTION 17.  SERIES 1997-1 INVESTOR EXCHANGE; CERTIFICATE DEFEASANCE.

         (a) Pursuant to subsection 6.9(b), the Class A Certificateholders may tender their Class of Series 1997-1 Certificates (and with the consent of all Class A Certificateholders so may the Class B Certificateholders, and with the consent of all Class A Certificateholders and Class B Certificateholders so may the Class B-2 Certificateholders, and with the consent of all Senior Certificateholders so may the Class C Certificateholders), and the Holders of the Exchangeable Transferor Certificate may tender the Exchangeable Transferor Certificate, in exchange for (i) one or more newly issued classes of Investor Certificates and (ii) a reissued Exchangeable Transferor Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Series 1997-1 Certificateholders. Such notice of exchange will specify, among other things: (a) the amount and Classes of Series 1997-1 Certificates that may be tendered, (b) the Certificate Rate with respect to the new Series, (c) the term of the Series, (d) the method of computing the investor percentage, (e) the manner of Enhancement, if any, with respect to the Series and (f) the time and the manner at which the tender and cancellation of the Series 1997-1 Certificates and the issuance of the new class of Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.9(b) and 6.9(c), and the receipt by the Trustee of the exchange notice and the related Supplement, the Trustee shall cancel the existing Exchangeable Transferor Certificate and the applicable class of Series 1997-1 Certificates, and shall issue such Series of Investor Certificates and a new Exchangeable Transferor Certificate, each dated the Exchange Date.

         (b) The Trustee, for the benefit of the Series 1997-1 Certificateholders, shall establish and maintain with a Qualified Institution in the name of the Trust, a certain segregated trust account (the "DEFEASANCE ACCOUNT"). At the option of the Transferor, all amounts received by the Trustee from the issuance of new Certificates of another Series (or any class within any such other Series) on the settlement date for such issuance shall be deposited in the Defeasance Account.

         (c) Amounts on deposit in the Defeasance Account shall be applied as Collections allocable to the Series 1997-1 Variable Funding Certificates in payment of, the Class A Invested Amount and accrued and unpaid interest thereon, the Class B Invested Amount and accrued and unpaid interest thereon the Class B-2 Invested Amount and accrued and unpaid interest thereon, accrued and unpaid Program Fees and other Facilities Costs and interest on overdue payments of the foregoing, in accordance with and subject to the priorities set forth in Sections 4.8 and 4.9 of the Agreement. Any day upon which payments are received in the Defeasance Account shall be a Distribution Date. Any funds remaining in the Defeasance Account after all amounts payable to the Senior Certificateholders pursuant to Section 4.8 and 4.9 have been paid in full shall be paid to the Transferor.

         SECTION 18. RATIFICATION OF AGREEMENT. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

            SECTION 19. COUNTERPARTS. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            SECTION 20. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 21. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Series Supplement or for or in respect of the Preliminary Statement contained herein, all of which recitals are made solely by the Transferor.


            SECTION 22. INSTRUCTIONS IN WRITING. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

            SECTION 23. AMEMDMENT. The Agreement (including any Supplement) shall not be amended by the Servicer, the Transferor and the Trustee in reliance on the second paragraph of Section 13.1(a) without the consent of (i) Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Invested Amount of the Series 1997-1 Variable Funding Certificates (ii) the Required Class A Purchasers and the Required Class A Owners, (iii) the Required Class B Purchasers and the Required Class B Owners and (iv) the Required Class B-2 Purchasers.

            SECTION 24. DISCOUNT OPTION. The Transferor shall not exercise its option to designate a Discount Percentage under Section 2.8 of the Agreement unless it has obtained the consent of the Facility Agent, which will not unreasonably be withheld. The Transferor shall not withdraw such designation of a Discount Percentage thereafter unless (i) it has obtained the consent of the Facility Agent, which will not unreasonably be withheld, or (ii) the Excess Spread Percentage for each of the three most recently completed Monthly Periods exceeds 3.0%. The Transferor shall not reduce the Discount Percentage more than once in any twelve month period.

            SECTION 25. RATING AGENCY CONDITION. For purposes of any provision of the Agreement or the Supplement which requires that any Rating Agency confirm that an action or condition would not result in a reduction or withdrawal of its rating of Series 1997-1 Certificates or any class thereof (if such Series were rated by such Rating Agency), such requirement shall mean for purposes of Series 1997-1 that (a) for each class of Series 1997-1 Certificates then rated by such Rating Agency, if any, that such action or condition would not result in a reduction or withdrawal of its rating of such class of Series 1997-1 Certificates, and (b) that each of Moody's and Standard & Poor's has confirmed in writing to the Facility Agent that such action or condition would not result in a reduction or withdrawal of such Rating Agency's then applicable rating of the CP Notes issued by any Noncommitted Class A Purchaser or Noncommitted Class B Purchaser, without giving effect to any increase in any letter of credit or other enhancement provided to such Noncommitted Class A Purchaser or Noncommitted Class B Purchaser (other than, in the case of a purchase of Additional Class A Invested Amounts or Additional Class B Invested Amounts, as applicable, an increase in liquidity support provided to such Noncommitted Class A Purchaser, Noncommitted Class B Purchaser by Liquidity Providers (as defined in the applicable Certificate Purchase Agreement).

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1997-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                 SRI RECEIVABLES PURCHASE CO., INC.
                                       Transferor


                                 By:      /S/ MARK A. HESS
                                              Mark A. Hess
                                              Treasurer



THE FOREGOING                          SPECIALTY RETAILERS, INC.
AMENDED AND RESTATED                   Servicer
SERIES 1997-1 SUPPLEMENT
IS HEREBY CONSENTED TO:
                                       By: /S/ JAMES A. MARCUM
SRI RECEIVABLES PURCHASE CO.,                  James A. Marcum
INC., as Class C Certificateholders            Vice  Chairman  and Chief
                                               Financial Officer (principal
                                               financial and
By: /S/ MARK A. HESS                           accounting officer)
  Name: Mark A. Hess
  Title:     Treasurer                          BANKERS TRUST (DELAWARE)
                                                Trustee
CREDIT SUISSE FIRST BOSTON
  New York Branch, as Class A Agent
  and Class B Agent, acting as Class A          By:   /S/ JAMES H. STALLKAMP
  Certificateholder and Class B                           James H. Stallkamp
  Certificateholder                                       President

By: /S/ DENNIS J. KNITOWSKI
  Name: Dennis J. Knitowski
  Title:     Associate

By: /S/ ALBERTO ZONCA
  Name: Alberto Zonca
  Title:     Associate